Exhibit r (2)



                                 SEE SECTION IV

                            FOR THE CODE OF ETHICS OF

                        GENERATION CAPITAL MANAGEMENT LLC




                          Registered Investment Adviser
                                Compliance Manual










                       Generation Capital Management, LLC
                          400 ANDREWS STREET, SUITE 720
                               ROCHESTER, NY 14604

            COPYRIGHT 2002 SADIS & GOLDBERG LLC. ALL RIGHTS RESERVED.

    THIS COMPLIANCE MANUAL IS DESIGNED TO INTRODUCE YOU TO GENERAL INVESTMENT
       ADVISORY POLICIES AND PRACTICES. THE AUTHOR IS NOT RENDERING LEGAL, ACCOUNTING OR OTHER PROFESSIONAL ADVICE IN THIS MANUAL. IF LEGAL SERVICES OR
    EXPERT ASSISTANCE IS REQUIRED, THE USER OF THIS MANUAL SHOULD OBTAIN THE
                          SERVICES OF A PROFESSIONAL.

                                                   Table of Contents

I.       Introduction.............................................................................................8
         A.       Purpose.........................................................................................8
         B.       Guidelines Only.................................................................................8
         C.       Amendments......................................................................................8
         D.       Questions.......................................................................................8
         E.       Use of Compliance Manual........................................................................8
         F.       Acknowledgement.................................................................................8
         G.       Limitations on Use..............................................................................8
         H.       Definitions.....................................................................................9

II.      Compliance Review.......................................................................................14
         A.       Introduction...................................................................................14
         B.       Duties.........................................................................................14


III.     Registration and Other Filings..........................................................................15
         A.       Introduction...................................................................................15
         B.       Form ADV.......................................................................................15
         C.       Other Relevant Federal Filings.................................................................16


IV.      Code of Ethics..........................................................................................19
         A.       Introduction...................................................................................19
         B.       Prohibited Acts................................................................................19
         C.       Conflicts of Interest..........................................................................19
         D.       Gifts..........................................................................................19
         E.       Use of Disclaimers.............................................................................19
         F.       Duty to Supervise..............................................................................20

V.       Fiduciary Obligations...................................................................................20
         A.       Introduction...................................................................................20
         B.       Definition of Fiduciary........................................................................20
         C.       General Fiduciary Principles...................................................................20
         D.       Specific Fiduciary Obligations.................................................................21
         E.       General Fiduciary Obligations under ERISA......................................................22

VI.      Suitability.............................................................................................22
         A.       Introduction...................................................................................22
         B.       Fiduciary Duty.................................................................................22
         C.       Duty to Inquire................................................................................22
         D.       Duty to Provide Only Suitable Advice...........................................................23
         E.       Record keeping.................................................................................24
         F.       Certain Exceptions.............................................................................24

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Generation Capital Management LLC
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

VII.     Disclosure Requirements.................................................................................25
         A.       Introduction...................................................................................25
         B.       Brochure Rule..................................................................................25
         C.       Disciplinary Disclosure........................................................................26
         D.       Financial Disclosure...........................................................................27
         E.       Wrap Fee Program Disclosures...................................................................27
         F.       Compensation...................................................................................28

VIII.   Books and Records........................................................................................29
         A.       Introduction...................................................................................29
         B.       Five Year Requirements.........................................................................29
         C.       Corporate Records..............................................................................29
         D.       Storing Books and Records Using Electronic Media...............................................32
         E.       Place of Storage...............................................................................33

IX.      Correspondence..........................................................................................33
         A.       Introduction...................................................................................33
         B.       Locations Through Which Correspondence May be Sent and Received................................33
         C.       Approval.......................................................................................33
         D.       Records........................................................................................34

X.       Electronic Communications...............................................................................34
         A.       Introduction...................................................................................34
         B.       Review.........................................................................................34
         C.       Advertising and Sales Literature...............................................................35
         D.       Disclosure Information.........................................................................35
         E.       Internet Communications........................................................................35


XI.      Client Advisory Agreements and Accounts.................................................................37
         A.       Introduction...................................................................................37
         B.       Investment Advisory Agreements.................................................................37
         C.       Custody of Client Assets.......................................................................39
         D.       Performance Fees...............................................................................42

XII.     Principal and Agency Cross Transactions.................................................................45
         A.       Introduction...................................................................................45
         B.       Principal Transactions.........................................................................45
         C.       Agency Cross Transactions......................................................................46
         D.       Broker-Dealer Exception........................................................................47

XIII.   Trading/Prohibited Transactions..........................................................................47
         A.       Prohibitions...................................................................................47
         B.       Trade Allocation...............................................................................48
         C.       Exclusion of the Company from the Definition of Investment Company.............................49
         D.       Block Trading..................................................................................50
         E.       NASD Hot Issue Restrictions....................................................................50

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Generation Capital Management LLC
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
         F.       Soft Dollar Practices..........................................................................50
         G.       Error Corrections..............................................................................56
         H.       Best Execution.................................................................................56

XIV.    USA Patriot Act..........................................................................................57
         A.       Introduction...................................................................................57
         B.       Anti-Money Laundering Program..................................................................57
         C.       Verification of Investors' Identification......................................................58
         D.       Reliance on Third Parties Due Diligence........................................................60
         E.       Employee Training..............................................................................60
         F.       Reporting Suspicious Activity..................................................................60

XV.      Personal Securities Transactions........................................................................60
         A.       Introduction...................................................................................60
         B.       Record-Keeping Requirements....................................................................60
         C.       Other Considerations...........................................................................61

XVI.   Insider Trading...........................................................................................62
         A.       Introduction...................................................................................62
         B.       Definitions....................................................................................62
         C.       The Company's Policy on Insider Trading........................................................63
         D.       Inter-Departmental Communications..............................................................63
         E.       Prevention of Insider Trading..................................................................63
         F.       Detection of Insider Trading...................................................................65
         G.       Reports to Management..........................................................................65

XVII.  Advertising and Marketing.................................................................................66
         A.       Introduction...................................................................................66
         B.       Definition of Advertising......................................................................66
         C.       Review and Approval............................................................................66
         D.       Certain Prohibited References..................................................................67
         E.       Testimonials...................................................................................67
         F.       Past Recommendations...........................................................................68
         G.       Use of Graphs, Charts and Formulas.............................................................69
         H.       Performance Advertising........................................................................70
         I.       Use of Hedge Clauses...........................................................................72
         J.       Financial Planning Referral Programs...........................................................73
         K.       Referral/ Solicitor Fees - Utilizing Third Party Marketers.....................................73

XVIII. ERISA Considerations......................................................................................74
         A.       Introduction...................................................................................74
         B.       Definition of ERISA Plan.......................................................................75
         C.       Fiduciary Obligations under ERISA..............................................................75
         D.       Prudent Man Standard   ERISA 404(a)............................................................75
         E.       Appropriate Consideration......................................................................76
         F.       Investment Policy Statement....................................................................76
         G.       Directed Brokerage (Soft Dollar Services)......................................................76



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
         H.       Use of Affiliated Brokers......................................................................76
         I.       Use of an Affiliated Mutual Fund...............................................................77
         J.       Performance Fees...............................................................................77
         K.       Proxy Voting...................................................................................77
         L.       Responding to Tender Offers....................................................................77
         M.       ERISA Bonding Requirements.....................................................................78
         N.       Dual Fees......................................................................................78
         O.       Self Dealing...................................................................................78
         P.       Prohibited Transactions........................................................................79

XIX.    Complaints...............................................................................................80
         A.       Introduction...................................................................................80
         B.       Definition.....................................................................................80
         C.       Handling of Client Complaints..................................................................80

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Generation Capital Management LLC
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                                     Preface

This Compliance Manual was developed to introduce you to the policies of Generation Capital Management, LLC (the "Company") and to investment advisory practices. It is designed to be a permanent record of requirements and standards applied by the Company.

The Company endeavors at all times to operate in conformity with federal and state laws and to conduct its business in the highest ethical and professional manner. The Company's senior management believe that clients can be best served and the Company can take best advantage of the business opportunities open to it when all of its personnel are informed as to the legal, technical and mechanical aspects of its business, and have a good working knowledge of practices suited to achieve client objectives and comply with the law. This Compliance Manual should accomplish two things:

(1) Provide Employees with an awareness of the requirements of the law, rules and regulations governing investment advisory practices and investment advisory representative activities; and

(2) Provide procedural means designed to insure that the Company's operations meet those requirements.




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Generation Capital Management LLC
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                                  Abbreviations

      For purposes of this manual, the following abbreviations have been used:



      Employee Retirement Income Security Act..........................ERISA

      Investment Advisers Act of 1940...........................Advisers Act

      Investment Adviser Representative..................................IAR

      Investment Advisers Registration Depository.......................IARD

      Investment Company Act of 1940.............................Company Act

      National Association of Securities Dealers Inc....................NASD

      Securities Exchange Act of 1934...........................Exchange Act

      U.S. Securities and Exchange Commission............................SEC




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Generation Capital Management LLC
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Page 8


                          SUPERVISORY PROCEDURES MANUAL


                                  Introduction

                                     Purpose
                  This Compliance Manual contains the written supervisory procedures of the Company and shall be followed by each officer, principal, manager, supervisor, advisory representative, and associated persons (collectively "Employee" or "Employees") in carrying out their responsibilities with the Company. Its purpose is to help ensure that the Company conducts its business in compliance with all applicable federal and state laws, rules and regulations and maintain the highest level of professional and ethical standards.

                                 Guidelines Only
                  The information and procedures provided herein represent guidelines to be followed by the Company's Employees and are not inclusive of all laws, rules and regulations that govern the activities of the Company.

                                   Amendments
                  The Company will amend this Compliance Manual as appropriate within a reasonable time after changes occur in federal and state securities laws, rules and regulations, and as changes occur in the Company's supervisory system.

                                    Questions
                  Any questions concerning the policies and procedures contained within this Compliance Manual or regarding any regulations should be directed to the appropriate supervisor or to the Chief Compliance Officer.

                            Use of Compliance Manual
                  All supervisory personnel must:

                  1.       Provide each Employee with a copy of this Compliance
                           Manual;

                  2. Ensure that each Employee whom you supervise knows and understands the contents of the Compliance Manual, and uses it in day-to-day activities;

                  3. Ensure that any supplements to the Compliance Manual are distributed to Employees under your supervision with proper instructions for use with the Compliance Manual; and

                  4. Maintain a copy of this Compliance Manual at the Company's main office and at all other locations where supervisory activities are conducted.

                  All Employees must:

                  1. Receive a copy of this Compliance Manual; and

                  2. Know and understand the contents of this Compliance Manual.

                                 Acknowledgement
                  Each Employee is required to sign an acknowledgment of receipt and acceptance of this Compliance Manual and of the limitations on its use set forth below.

                               Limitations on Use
                  The information contained in this Compliance Manual is confidential and proprietary and may not be disclosed to any

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Generation Capital Management LLC
Compliance Manual
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                  third-party or otherwise shared or disseminated in any way without the prior written approval of the Company. This Compliance Manual must be returned to the Company immediately upon termination of employment.

                                   Definitions
                  For purposes of this Compliance Manual, the following definitions have been used:

                  1.       Client
                           A client is any person or entity receiving advisory services from the company, regardless of whether such person or entity pays for such services.

                  2.       Disclosure Brochure
                           A copy of Part II of Form ADV or a written document containing at least the information provided in Part II of Form ADV. The disclosure brochure must be provided to all clients.

                  3.       Form ADV
                           An application for registration as an investment adviser also used for subsequent amendments to such registration. This form is the most basic part of an application to become an investment adviser. There are two parts and nine schedules to this form:

                           (a) Part I of Form ADV
                               Part I is designed to provide basic information regarding the Company, associated persons of the Company, and the business and disciplinary history of the Company and its principals. Part I is divided into two sub-parts, Part 1A and Part 1B. Part 1A is filed by all investment advisers and Part 1B is completed by all advisers registering with any state securities authorities.

                           (b) Part II of Form ADV
                               Part II discloses, among other information, the Company's services and fee structure, background information on the individuals providing advisory services and potential conflicts of interests.
                               Part II of Form ADV is normally used by the Company as the disclosure brochure to be distributed to clients either prior to or at the time of entering into an investment advisory agreement.

                           (c) Schedule A of Form ADV
                               Schedule A discloses information concerning the Company's direct owners and executive officers and is filed only upon initial application. Direct owners and executive officers include: (i) each Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Legal Officer, Chief Compliance Officer, director, and individuals with similar status or functions;
                               (ii) each shareholder of the Company that is a direct owner of 5% or more of a class of the Company's voting securities; (iii) all general partners of the Company and those limited partners that have the right to receive upon dissolution or have contributed 5% or more of the Company's capital; (iii) any trust that owns 5% or more of the Company's capital, the trust and each trustee; and (iv) those members of a limited liability company ("LLC") that have the right to receive upon dissolution or have contributed 5% or more of the Company's capital and any elected managers of the LLC.


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Generation Capital Management LLC
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                           (d) Schedule B of Form ADV
                               Schedule B discloses information concerning the Company's indirect owners and is filed only upon initial application. Indirect owners include: (i) shareholders of the Company that beneficially own, has the right to vote or the power to sell 25% or more of a class of the Company's voting security; (ii) all general partners of the Company and those limited and special partners that have the right to receive upon dissolution or have contributed 25% or more of the Company's capital; (iii) any owner that is a trust, the trust and each trustee; and (iv) those members of a limited liability company ("LLC") that have the right to receive upon dissolution or have contributed 25% or more of the LLC's capital and any elected managers of the LLC.

                           (e) Schedule C of Form ADV
                               Schedule C is filed to amend the information in Schedule A and Schedule B.

                           (f) Schedule D of Form ADV
                               Schedule D is a continuation of responses to items contained in Part 1A of Form ADV where certain items require additional information.

                           (g) Schedule F of Form ADV
                               Schedule F is a continuation of responses to items contained in Part II of Form ADV where the space provided is insufficient or the response requires a further explanation.

                           (h) Schedule G of Form ADV
                               Schedule G must be filed with the balance sheet as required by Item 14 of Part II of Form ADV. The balance sheet must be prepared on an accrual basis, even if the Company's books are maintained on a cash basis.

                           (i) Schedule H of Form ADV
                               Schedule H must be filed by sponsors of wrap fee programs to satisfy the brochure rule. This schedule outlines the information to be included in the wrap fee brochure, but is not a substitute for the disclosure statement.

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Generation Capital Management LLC
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                           As of January 1, 2001, all SEC registered investment
                           advisers are required to file their Form ADV electronically with IARD and, thereafter, file any amendments to Form ADV in electronic format. Most state registered investment advisers are also required to file electronically, however, not all states make electronic filing mandatory, and the Company should consult any state in which it wishes to register to inquire as to that states filing requirements. Presently, only Part I of the Form ADV is filed electronically. For investment advisers registered with state agencies, the Compliance Officer should check with any state in which it operates to see if the state requires filing of old form Part II and any accompanying schedules.

                           The SEC has not passed upon Part II of Form ADV and is currently in the process of revising it. During this revision process, old form Part II should not be filed with the SEC for SEC registered investment advisers. The SEC also requires investment advisers to provide prospective clients with a copy of old form Part II and to provide existing clients with an annual copy of old form Part II. For these reasons, a copy of old form Part II must be maintained on file with the investment adviser and updated periodically.


                  4.       Investment Adviser
                           (The Compliance Officer should check the definition of an investment adviser in the state in which the Company does business.)

                           Under Section 202(a) of the Advisers Act, an investment adviser is defined as any person, who for compensation, engages in the business:

                           (a) Of advising others as to the value of securities;
                               or

                           (b) Of advising others with regards to the investing
                               in, purchasing or selling securities; or

                           (c) As part of a regular business, issues or
                               promulgates reports concerning securities.

                           The definition excludes:

                           (a) A bank;

                           (b) Any lawyer, accountant, engineer or teacher whose
                               performance of the above services is only incidental to his or her profession;

                           (c) Any broker, or dealer whose performance is
                               incidental to his or her business as a broker or dealer and who receives no additional compensation;
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Generation Capital Management LLC
Compliance Manual
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                           (d) The publisher of any newspaper, magazine or
                               business or financial publication of general circulation; and

                           (e) Any person whose advice, analyses or reports
                               relate only to securities that are direct obligations of or are obligations guaranteed as to principal or interest by the United States government, or securities issued or guaranteed by corporations in which the United States government has a direct or indirect interest.

                  5.       Investment Adviser Representative
                           (The Compliance Officer should check the definition of an investment adviser in the state in which the Company does business.)

                           Under Rule 203A-3(a) of the Advisers Act, an IAR is defined as a supervised person (e.g. partners, directors, officers and employees of the Company) who:

                           (a) Has more than five (5) clients who are natural
                               persons; and

                           (b) Has more than ten percent (10%) of his or her
                               clients who are natural persons.

                           The definition includes any supervised person who:

                           (a) Makes recommendations regarding securities;

                           (b) Manages accounts or portfolios of clients;

                           (c) Determines what advice should be given;

(d) Solicits the sale of or sells investment advisory services (unless incidental to his or her profession); or

                           (e) Supervises employees who perform any of the
                               foregoing.


                           A supervised person is not an IAR if the supervised person:

                           (a) Does not, on a regular basis, solicit,
                               meet with or otherwise communicate with
                               clients;

                           (b) Provides only impersonal investment advice;
                               or

                           (c) The person is involved in formulating
                               investment advice for clients, but does not
                               directly provide the advice or solicit
                               clients.
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Generation Capital Management LLC
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                           The following persons are excluded from being counted
                           toward the 5-client/ 10% thresholds:

                           (a) Natural persons or companies that have at
                               least $750,000 under management with the Company;

                           (b) Natural persons or companies that the Company
                               reasonably believes either have a net worth of more than $1,500,000 at the time of entering into the contract;

                           (c) A "qualified purchaser"; or

                           (d) Natural persons or companies who immediately
                               before entering into the contract are either executive officers, directors, trustees, general partners of the Company or employees of the Company who have participated in the Company's investment activities, or another entity's investment activities, for at least twelve (12) months.



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                                Compliance Review

                                  Introduction
                  The Company shall designate a qualified individual ("Compliance Officer") to oversee the preparation and updating of written policies and procedures and to conduct periodic audits and assessments of the business being conducted by the Company and the conduct of its IARs and supervisory personnel. If possible, the Compliance Officer should be independent of the Company's trading and portfolio management operations.

                                     Duties
                  Specific duties shall include, but are not limited to:

                  1. Preparing and updating written policies and procedures on behalf of the Company;

                  2. Conducting compliance training for new and existing employees;

                  3. Monitoring and testing of compliance through internal audits;

                  4. Ensuring that internal training and assessment procedures reflect changes in applicable laws, regulations and administrative positions; and

                  5. Coordinating with legal counsel to review compliance issues and to asses the impact of changes in applicable laws, regulations and administrative positions.



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                         Registration and Other Filings

                                  Introduction
                  The Company may have to register as an investment adviser with the SEC and some or all of the states in which it conducts business or maintains an office. In addition, IARs for the Company may have to be registered, licensed or otherwise qualified in those states where they have offices or clients. Both the SEC and most state regulatory agencies accept Form ADV as an application for registration as an investment adviser and in connection with the maintenance of such registration.

                  Unless otherwise permitted or exempted by state statute or regulation, the Company may not solicit or render investment advice for any client domiciled in a state where the Company is not properly registered. The Compliance Officer shall maintain written documentation from the Company's legal counsel reflecting that the Company has been properly registered or the conditions pursuant to which the Company is exempt from registration in each state in which the Company does business.

                  It is the responsibility of the Compliance Officer to be aware of SEC requirements and the particular requirements of the states where the Company operates and to ensure that the Company and its IARs are properly registered, licensed and qualified to conduct business pursuant to federal laws and all applicable laws of those states.

                                    Form ADV
                  The Compliance Officer is responsible for reviewing Form ADV on an ongoing basis to ensure that all information is current and accurate. Material changes to Form ADV must be filed with the SEC and all appropriate state regulatory agencies in a timely manner (usually within thirty (30) days).

                  1.       Annual Filing
                           If the Company is registered as an investment adviser with the SEC, it must file an Annual Updating Amendment within ninety (90) days after its fiscal year-end. The Annual Updating Amendment should include any amendment information not previously filed with the SEC.

                  2.       Amendments to Form ADV

                           (a) Annual Updating Amendment (as described above);

                           (b) In addition to the Annual Updating
                               Amendment, the Form ADV must be amended
                               promptly:

                           (i) For any changes to the information contained in Items 1, 3, 9, or 11 of Part 1A or Items 1, 2.A through 2.F, or 2.I of Part 1B of Form ADV;
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Generation Capital Management LLC
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                           (ii) For material changes to Items 4, 8 or 10 of Part
                           1A, Item 2.G of Part 1B or the information in Schedule F; and

                           (iii) For any information provided in Part II that has become materially inaccurate.

                           (c)      If submitting an other-than-annual
                                    amendment, the Company is not required to update its responses to Items 2, 5, 6, 7 or 12 of Part 1A or Items 2.H or 2.J. of Part 1B even if the responses have become inaccurate. If the Company is registered with the SEC and is amending Part II, do not file the amendment with the SEC.

                  3.       Balance Sheet
                           If the Company has custody of client funds or securities, then an audited balance sheet must be filed within 90 days of the Company's fiscal year-end.

                         Other Relevant Federal Filings
                  If the Company has significant assets under management it may be subject to the reporting requirements under certain provisions of the Exchange Act. Important sections of the Exchange Act, include:

                  1. Schedule 13D
                           This schedule must be filed for any person or entity who acquires, directly or indirectly, more than five percent (5%) of the beneficial ownership of any equity security registered pursuant to Section 12 of the Exchange Act, or any equity security issued by a closed-end investment company registered under the Company Act. The schedule must be filed with the SEC within ten (10) days after such acquisition. There is no exception to or exemption from Schedule 13D for foreign persons. A foreign person or entity that beneficially owns more than five percent (5%) of any registered security is required to file a Schedule 13D.

                  2. Schedule 13G

                           A Schedule 13G may be filed in lieu of Schedule 13D by the following:

                           (a)      Passive Investors
                                    Passive investors (e.g. persons who can
                                    certify that they did not purchase or do not
                                    hold the securities for the purpose of
                                    changing or influencing control over the
                                    issuer and hold no more than twenty percent
                                    (20%) of the securities) whose beneficial
                                    ownership exceeds five percent (5%) of any
                                    registered security may file a Schedule 13G
                                    in lieu of filing a Schedule 13D.
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                           (b)      Qualified Institutional Investors
                                    A Schedule 13G can be filed in lieu of a
                                    Schedule 13D for the following qualified institutional investors when their beneficial ownership exceeds five percent (5%) of any registered security:

                                    (i)     a registered broker-dealer;

                                    (ii)    a bank;

                                    (iii)   an insurance company;

                                    (iv)    a registered investment company;

                                    (v)     an investment adviser registered
                                            with the SEC or any state;

                                    (vi)    an employee benefit plan or pension
                                            plan subject to ERISA;

                                    (vii)   a control person of a qualified
                                            institutional investor;

                                    (viii)  a savings association;

                                    (ix)    a church plan excluded from the
                                            definition of an investment company;
                                            and

                                    (x)     a group of person each of whom falls
                                            in one of the above-mentioned
                                            categories.

                                    Schedule 13G must be filed by all qualified
                                    investors within forty-five (45) days after
                                    the end of the calendar year in which the
                                    investor's beneficial ownership exceeded
                                    five percent (5%). As long as the person
                                    continues to own five percent (5%) at the
                                    end of each subsequent calendar year, the
                                    person must also file this schedule to
                                    report any change in position. If the
                                    investor's beneficial ownership exceeds ten
                                    percent (10%), then the investor must file a
                                    Schedule 13G within ten (10) days after the
                                    close of the month in which the increase
                                    occurs. An investor, passive or qualified,
                                    also needs to file a Schedule 13G within ten
                                    (10) days of the close of any month in which
                                    his or her beneficial ownership increases or
                                    decreases by five percent (5%) or more.
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                  3. Schedule 13F
                           A Schedule 13F must be filed by investment managers who exercise investment discretion over $100 million or more in certain classes of equity securities admitted to trading on a national securities exchange or quoted on the automated quotation system of a registered securities association. The SEC has published an official list of the 13F securities organized by CUSIP number. Institutional investment managers may rely upon the official list in determining which securities must be counted toward the $100 million aggregate fair market value of equity securities or those securities that must be included in the Form 13F. Any person subject to this section must file the schedule within forty-five (45) days after the end of each calendar quarter.

                  4. Section 16
                           Directors and officers of companies whose securities are registered under Section 12 of the Exchange Act and any person who beneficially owns more than ten percent (10%) of any class of equity securities registered under Section 12 of the Exchange Act must report certain transactions in such securities.
                           Section 16 reporting is done through SEC Forms 3, 4 and 5. Registered investment advisers who acquire such securities on behalf of persons are not required to make such filings provided that the securities were not acquired for the purpose of changing or influencing control over the issuer.



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                                 Code of Ethics


                                  Introduction
                  It is the responsibility of all supervisory personnel to ensure that the Company conducts its business with the highest level of ethical standards and in keeping with its fiduciary duties to its clients.

                  The Company has a duty to exercise its authority and responsibility for the benefit of its clients, to place the interests of its clients first, and to refrain from having outside interests that conflict with the interests of its clients. The Company must avoid any circumstances that might adversely affect or appear to affect its duty of complete loyalty to its clients.


                                 Prohibited Acts

                  1.       Employing any device, scheme or artifice to defraud;

                  2.       Making any untrue statement of a material fact;

                  3. Omitting to state a material fact necessary in order to make a statement, in light of the circumstances under which it is made, not misleading;

                  4. Engaging in any fraudulent or deceitful act, practice or course of business; or

                  5.       Engaging in any manipulative practices.


                              Conflicts of Interest
                  The Company has a duty to disclose potential and actual conflicts of interest to their clients. All IARs and solicitors have a duty to report potential and actual conflicts of interest to the Company. Many of these conflicts of interest are required to be disclosed in the Company's Form ADV.

                                      Gifts
                  Gifts (other than de minimis gifts, which are usually defined as having a value under $100.00) should not be accepted from persons or entities doing business with the Company. The Compliance officer should approve gifts or entertainment provided to clients in excess of $100.00.

                               Use of Disclaimers
                  The Company shall not attempt to limit liability for willful misconduct or gross negligence through the use of disclaimers. Such disclaimer would be inconsistent with the Company's fiduciary obligation to its clients.
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                                Duty to Supervise
                  Pursuant to Section 203(e)(5) of the Advisers Act, the Company is responsible for ensuring adequate supervision over the activities of all persons who act on its behalf. Specific duties include, but are not limited to:

                  1. Establishing procedures that could be reasonably expected to prevent and detect violations of the law by its advisory personnel (e.g., periodic review of soft dollar practices);

                  2. Analyzing its operations and creating a system of controls to ensure compliance with applicable securities and other laws;

                  3. Ensuring that all advisory personnel fully understand the Company's policies and procedures; and

                  4. Establishing a review system designed to provide reasonable assurance that the Company's policies and procedures are effective and being followed (e.g., periodic meetings to discuss various compliance issues).

                              Fiduciary Obligations

                                  Introduction

                  The Company and its Employees have an affirmative duty of utmost good faith to act solely in the best interest of clients. This section highlights certain fiduciary standards that govern the conduct of the Company, its Employees and affiliated persons.


                             Definition of Fiduciary
                  Any person who exercises discretionary authority or control involving management or disposition of a client's assets, renders investment advice for a fee, or has any discretionary authority or responsibility for the administration of a client's assets.


                          General Fiduciary Principles
                  The following represent some of the general fiduciary standards applicable to the Company:

                  1.       Disinterested Advice
                           The Company must provide advice that is in the client's best interest and IARs must not place their interests ahead of the client's interests under any circumstances.
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                  2.       Written Disclosures
                           Both the disclosure brochure and the Company's investment advisory agreement must include language detailing all material facts regarding the Company, the advisory services rendered, compensation and conflicts of interest. The Compliance Officer is responsible for ensuring that all clients are provided with these documents and that they contain the proper disclosure language.

                  3.       Oral Disclosures
                           Where regulations require specific oral disclosures to be provided to clients, the Compliance Officer should review with IARs the proper manner in which to effect such disclosures, as well as establish procedures for monitoring compliance.

                  4.       Confidentiality
                           Client records and financial information must be treated with strict confidentiality. Under no circumstances should such information be disclosed to any third-party that has not been granted a legal right from the client to receive such information.

                  5.       Fraud
                           Engaging in any fraudulent or deceitful conduct is strictly prohibited. Examples of fraudulent conduct include, but are not limited to misrepresentation, nondisclosure of fees and misappropriation of client funds.

                         Specific Fiduciary Obligations
                  The Company and its IARs are subject to the following specific fiduciary obligations when dealing with clients:

                  1. The duty to have a reasonable, independent basis for the investment advice provided;

                  2. The duty to obtain best execution for a client's securities transactions where the IAR is in a position to direct brokerage transactions for that client;

                  3. The duty to ensure that investment advice is suitable to meeting the client's individual objectives, needs and circumstances; and

                  4.       A duty to be loyal to clients.
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                  There are many specific factual applications of the foregoing general and specific fiduciary standards and any issues concerning the context or applicability of those standards should be discussed with appropriate management personnel and/or legal counsel.


                  General Fiduciary Obligations under ERISA The Company and IARs have fiduciary responsibilities under ERISA. (See Section XVII(C) for further details.)


                                   Suitability

                                  Introduction
                  The Company shall only recommend those investments that it has a reasonable basis for believing are suitable for a client, based upon the client's particular situation and circumstances. In addition, clients should be instructed to immediately notify the Company of any significant changes in their situation or circumstances or their investment objectives so that the Company can respond appropriately.

                                 Fiduciary Duty
                  Investment advisers have a fiduciary duty to make suitable recommendations to clients and to make suitable investment decisions for accounts over which they exercise discretionary authority. Such recommendations and investment decisions should be based upon objective facts disclosed by the client, such as the client's investment objectives and financial circumstances. In addition, investment advisers are held accountable for understanding the securities and investment vehicles about which they make recommendations or in which they cause a client's account to trade.

                                 Duty to Inquire
                  The extent of the inquiry into the client's financial situation would be dependent upon what would be considered reasonable under the circumstances. When creating a financial plan for a client, the Company should obtain personal and financial information about the client, including current income, investments, assets and debts, martial status, insurance policies and financial goals.

                  The Company shall also make reasonable future inquiries into the client's financial situation so that the Company can adjust its advice to reflect changed circumstances. The frequency with which a client's information should be updated would be dependent upon (a) the passage of time since the information was last updated; and (b) whether the Company is aware of circumstances that have occurred to the client that

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                  could render inaccurate or incomplete the information on which the Company currently bases its recommendations or investment decisions. For example, knowledge that the client has retired or experienced a change in marital status or a change in the tax law might trigger an obligation to make a new inquiry.

                      Duty to Provide Only Suitable Advice
                  The Company shall not provide investment advice to a client unless the Company reasonably determines that the advice is suitable to the client's financial situation, investment experience and investment objectives. For example, certain kinds of particularly risky investment products should be recommended only to those clients (or purchased or sold on behalf of those clients) who can understand the risks of the investment and who can and are willing to tolerate those risks and for whom the potential benefits justify the risks.

                  Suitability of advice or an investment decision would be evaluated in the context of the client's entire portfolio. For example, the Company may hedge a portfolio of municipal bonds for a client with a very conservative investment objective, in which case the suitability of the hedging instruments would be evaluated in light of their hedging function. Therefore, inclusion of some risky investment vehicles in the portfolio of a risk-averse client may not necessarily be unsuitable. Conversely, while a recommendation to invest or order to transact in a client's account in a particular security may be suitable to the needs of a client, the recommendation or the investment decision to make the same investment on margin may not be suitable.

                  As proposed, Rule 206(4)-5's suitability obligation would include the requirement that the Company "know his client", as well as the requirement that the Company "know its product."

                  In obtaining information about a client, the Company may rely on information provided by a client concerning the client's financial circumstances. When no other information is available, the Company may have to assume that the client has no assets or source of income other than the assets the Company manages. In situations in which the client refuses to provide information upon which the Company can base recommendations, the Company may rely upon trustworthy information about the client that it obtains from other reliable sources, such as a consultant to the client or another intermediary.
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                                 Record keeping
                  The Company shall maintain records of the information obtained about clients from the inquiries the adviser has made. For example, these records would include questionnaires sent by the Company to and completed by the client, as well as other records or documents obtained from the client or a third party. Information received orally shall be confirmed by the Company, in writing, upon receipt of such information.

                               Certain Exceptions
                  This section shall not apply to impersonal advisory services, which are investment advisory services provided solely:

                           (1) By means of written material or oral statements that do not purport to meet the objectives or needs of specific individuals or accounts;

                           (2)      Through the issuance of statistical
                                    information containing no expression of
                                    opinion as to the investment merits of a particular security; or

                           (3) Any combination of the foregoing services. (See SEC Release No. 1A-1406 for further information).



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                             Disclosure Requirements


                                  Introduction
                  The Company is required to disclose information regarding its background and business practices to both regulators and members of the public. The Compliance Officer should be responsible for ensuring that the Company meets all disclosure requirements required by applicable laws, rules and regulations. The information and procedures contained within this section and throughout this Compliance Manual should be used as a guide in determining what needs to be disclosed, how it is to be disclosed and when it must be disclosed.

                                  Brochure Rule

                  1.       Client Copy
                           Pursuant to the requirements of Rule 204-3 of the Advisers Act, all clients, both prospective and existing, must be furnished with either: (i) a copy of Part II of Form ADV; or (ii) a written document containing at least the information provided in Part II of Form ADV.

                  2.       Initial Delivery

                           (a) The disclosure brochure must be delivered at least 48 hours prior to entering into an investment advisory agreement; or

                           (b) At the time of entering into the investment advisory agreement, provided that the client is given the right to terminate the agreement, without penalty, within five (5) business days of signing the agreement.

                  3.       Annual Delivery

                           (a) On an annual basis, the Company must either deliver, or offer to deliver without charge, a copy of the current disclosure brochure; and

                           (b) If the client requests a copy of the disclosure brochure, it must be mailed to the client within seven (7) days of such request.
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                  4.       Maintaining Receipt of Delivery
                           The Company shall send the disclosure brochure with a receipt to be signed by each client and a self-addressed stamped envelope and shall maintain a copy of such receipt in each client's file. If a client elects not to receive the disclosure brochure, the Company shall maintain written evidence that the Company extended such offer and client's election.

                             Disciplinary Disclosure
                  Pursuant to Rules 206(4)-4(a)(2) under the Advisers Act, the Company must disclose all material facts which relate to legal or disciplinary events that are material to the client's evaluation of the Company's integrity or ability for the Company to meet its contractual obligations, including:

                  1.       Court Proceedings (Criminal and Civil)
                           If the following circumstances listed below are applicable, disclosure of such events should be made for a period of ten (10) years from the time of the event:

(a) That the Company has been permanently or temporarily enjoined from engaging in investment-related activities; and

                           (b) That the Company or any member of its senior management has been convicted of or has pleaded guilty or nolo contendere to a felony or misdemeanor involving: (i) an investment related statute; (ii) fraud;
                                    (iii) making false statements; (iv) wrongful taking of property; (v) bribery; (vi) forgery; (vii) counterfeiting; or (viii) extortion.

                  2.       Regulatory Proceedings
                           If applicable, the Company must disclose that the Company or an associated person of the Company:

                           (a) Caused an investment related business to lose its authorization to conduct business or was found to have violated an investment-related statute and was subject to an action denying, suspending or revoking its ability to do business or barring the person's association with an investment-related business, or otherwise significantly limiting the person's investment-related activities; or

                           (b) Received a fine in excess of $2,500 in a self-regulatory proceeding.
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                              Financial Disclosure

                  1.       Requirements
                           Pursuant to Rules 206(4)-4(a)(1) under the Advisers Act, the Company must disclose all facts or circumstances which might reasonably impact the Company's ability to meet its contractual commitments to clients, where the Company:

                           (a) Has discretionary authority over or custody of client assets; or

                           (b) Requires prepayment of fees of more than $500, six months or more in advance.

                  2.       Examples
                           Examples of information that must be disclosed include:

                           (a)      A likelihood of bankruptcy or insolvency; or

                           (b) An event that would occupy the Company's time so that its ability to manage client assets would be impaired.


                          Wrap Fee Program Disclosures
                  Typically under a wrap fee program, the Company charges an annual flat fee based on a percentage of assets under management that is intended to include both management fees and brokerage expenses. The Company may seek to enter into a wrap fee program only with a client whose assets will be actively managed and such fee arrangement is in the best interest of the client. Pursuant to Rule 204-3 of the Advisers Act, wrap fee sponsors are required to provide a brochure for clients.

                  1. Schedule H of Form ADV
                           Schedule H of Form ADV outlines the information that must be disclosed in a separate brochure ("Wrap Fee Brochure"), which must be delivered to clients and prospective clients of the wrap fee program. The Wrap Fee Brochure is provided to wrap fee clients in lieu of Part II of Form ADV. The Schedule H itself cannot be used as the disclosure document, but sets forth the information to be included in the Wrap Fee Brochure.

                  2. Wrap Fee Brochure Disclosure Requirements Disclosures required to be made in the Wrap Fee Brochure, include, but are not limited to:
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                           (a)      Fees and Compensation;

                           (b) A description of how the program managers are selected and reviewed;

                           (c) Certain information about portfolio manager performance; and

                           (d) Any restrictions on the ability of clients to contact and consult with portfolio managers.

                  3.       Simple Language
                           The language used in preparing the Wrap Fee Brochure should be clear, concise and readily understandable by a layperson. Use of technical language should be avoided.

                  4.       Reporting
                           Schedule H of Form ADV and any Wrap Fee Brochure must be filed with the SEC and state regulatory bodies.

                  5.       Delivery
                           Where the Company is the program sponsor, the Wrap Fee Brochure must be provided to clients instead of
                           Part II of Form ADV. Initial and annual delivery requirements are the same as those required for Part II of Form ADV.


                                  Compensation
                  All material information regarding the Company's fees in connection with its advisory activities must be disclosed to the client (i.e. refund provisions, negotiability, etc.). Such information would include formulas utilized by the Company (e.g. percentage of assets, performance based, etc.).

                  1. Referral/ Solicitor Fees - Utilizing Third Party Marketers The required client disclosure depends on the type of solicitation:

                           (a)      Impersonal Services Only - Includes
                                    investment advice not intended to meet the investment objectives or needs of specific individuals or accounts. No specific disclosure is required;

                           (b) Affiliated Solicitor - If the Company is using an affiliated solicitor who is offering personalized advisory services, the nature of the relationship must be disclosed but no disclosure of the specific terms of the agreement is required; and
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                           (c)      Unaffiliated Solicitor - If the Company is
                                    using an unaffiliated solicitor, full
                                    disclosure of the relationship must be made in writing including the amount of compensation the solicitor will be paid. In addition, the client must sign a written acknowledgment showing that it received proper disclosure from the solicitor. The Company's referral agreement with the third party solicitor should contain appropriate procedures and safeguards to ensure that clients receive the proper disclosure.


                                Books and Records

                                  Introduction
                  The Compliance Officer is responsible for ensuring that books and records are promptly and accurately prepared and maintained in accordance with Section 204 of the Advisers Act.

                             Five Year Requirements

                  1. The following records shall be maintained for a period of not less than five (5) years:

                  (a)      Journals (cash receipts, cash disbursements, etc.);

                  (b) General ledgers (asset, liability, capital, income/expense accounts, etc.);

                  (c) Order tickets or memorandum of each order given by the Company for the purchase or sale of any security;

                  (d) Check books, bank statements, canceled checks, balance sheets, cash reconciliations;

                  (e) Bills (paid and unpaid) relating to the business of the Company. For example, copies of client checks or similar evidence of payment of invoices must be maintained by the Company;

                  (f) Trial balances, financial statements and internal audit working papers;

                  (g) Originals of all written communications received and copies of all written communications sent by the Company relating to:


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                           (i)      any recommendation made or proposed to be
                                    made and any advice given or proposed to be given;

                           (ii) any receipt, disbursement or delivery of funds or securities; or

                           (iii) the placing or execution of any order to purchase or sell any security provided, however:

                                    (1)      that the Company shall not be
                                             required to keep any unsolicited
                                             marketing letters and other similar
                                             communications of general public
                                             distribution not prepared by or for
                                             the Company; and

                                    (2)      that if the Company sends any
                                             notice, circular or other
                                             advertisement offering any report,
                                             analysis, publication or other
                                             investment, the Company shall be
                                             required to keep a record of the
                                             names and addresses of the persons
                                             to whom it was sent; except that if
                                             such notice, circular or
                                             advertisement is distributed to
                                             persons named on any list, the
                                             Company shall retain with the copy
                                             of such notice, circular or
                                             advertisement a memorandum
                                             describing the list and the source
                                             thereof;

                  (h) Written communications sent to clients (copies), including all written agreements entered into with clients;

                  (i) A list of advisory clients and accounts over which the Company has discretionary power with respect to funds, securities or transactions of any client;
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                  (j)      Discretionary power authorization forms (executed);

                  (k) A copy of each notice, circular, advertisements, newspaper article, investment letter, bulletin or other communication that the Company circulates to ten (10) or more people;

                  (l) A record of every transaction in a security in which the Company holds a direct or indirect ownership interest;

                  (m) Disclosure document (Form ADV Part II or substitute and every amendment thereto);

                  (n) Solicitors' disclosure document for each client obtained through a referral fee arrangement;

                  (o) Copy of annual offer of disclosure document (also include a list of clients who were sent the document, and a list of those who requested copies of it);

                  (p) All accounts, books, internal working papers, and any other records or documents that are necessary to form the basis for or demonstrate the calculation of the performance or rate of return of any or all managed accounts; and

                  (q) Written agreements entered into by the Company (maintained for a period of not less than five (5) years after termination of relationship).

                  2. The following records shall be maintained for a period of not less than five (5) years for investment advisers that take possession of cash or securities:

                  (a) A journal of all purchases, sales receipts and deliveries of securities;

                  (b) A separate ledger for each client showing all purchases, sales, receipts and deliveries of securities, including the date and price of each transaction and all associated debits and credits;

                  (c)      Confirmations of trades effected by or for, clients;
                           and

                  (d) A record of each security in which a client holds a position, including the name of the client and the location of the security.


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                                Corporate Records
                  Articles of incorporation, minute books, stock certificate books and other corporate records shall be maintained at all times and for a period of not less than three (3) years after termination of the Company's existence. Such records shall be maintained at a location with reasonable access and which shall be communicated to the SEC or applicable authority upon the required filing of Form ADV-W. Any change in the location of such records will be communicated to the SEC or applicable state authority promptly.


                  Storing Books and Records Using Electronic Media

                  1.       Permitted Use
                           In addition to or as a substitute for storing documents in paper format, the records required to be maintained and preserved may be immediately produced or reproduced on film, magnetic disk, tape, optical storage disk or other electronic storage medium.

                  2.       Optical Storage Technology Defined
                           An optical storage disk is a direct-access disk written and read by light. CDs, CD-ROMs, DVDs and videodisks are optical disks that are recorded at the time of manufacture and cannot be erased.

                  3.       Requirements
                           When using an electronic storage format, the Company must:

                  (a) Maintain a duplicate backup copy of electronically stored books and records at an off-site location;

                  (b) Notify the SEC of the method used to store books and records and the backup location and the steps being taken to safeguard records from loss, alteration or destruction;

                  (c) Arrange and index the records to permit immediate location of a particular record;

                  (d) At all times be ready to promptly provide a copy or printout to an examiner of the SEC or state regulatory body;

                  (e)      Exclusively use a non-rewritable, non-erasable
                           format;
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                  (f)      Verify the quality and accuracy of the storage media
                           recording process;

                  (g) Serialize the original storage media and time-date the information for the required period of retention;

                  (h) Maintain the capacity to readily download indexes and records preserved on the media;

                  (i) Maintain available facilities for the immediate and easily readable projection or production of the records;

                  (j) Have in place an audit system providing for accountability regarding record inputting; and

                  (k) Establish such other appropriate procedures as are necessary for reproducing, maintaining and accessing electronically stored books and records, including reasonable safeguards to protect against loss, alteration or destruction.

                                Place of Storage

                  All books and records shall be kept and maintained at the location specified on the Company's Form ADV.


                                 Correspondence


                                  Introduction
                  The Compliance Officer shall be responsible for ensuring that all incoming and outgoing correspondence with the public is in compliance with applicable laws, rules and regulations governing the activities of the Company. The Compliance Officer shall periodically re-evaluate the effectiveness of the Company's procedures regarding the review of correspondence and make revisions as necessary.

                  Locations Through Which Correspondence May be Sent and Received IARs must send and receive all correspondence at such locations and through such channels as are designated by the Company. No Company related correspondence of any kind, including electronic correspondence, may be sent or received through the home or home computer of an IAR unless authorized by the Compliance Officer.


                                    Approval
                  Review of correspondence shall be evidenced by (as applicable):

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                  1. Initialing and dating the Company's file copy of written correspondence; or

                  2. Electronically initialing and dating the Company's
                     electronic file copy.

                  The Company may establish appropriate levels of review for various types of correspondence, and may develop pre-approved forms for such correspondence.

                                     Records
                  Copies of all reviewed correspondence shall be maintained at the place designated on the Company's Form ADV for a period of not less than three (3) years. Electronic correspondence may be retained in the format in which it was received.


                            Electronic Communications

                                  Introduction
                  The Compliance Officer shall be responsible for ensuring that the Company's use of electronic media for communication purposes is in conformance with applicable laws, rules and regulations. The Company's use of such electronic media may include, but is not limited to:

                  1. Reporting of and accessing information from regulatory
                     authorities;

                  2. Delivery of disclosure documents and other notifications to clients;

                  3. Correspondence through use of e-mail;

                  4. Use of facsimile machines;

                  5. Use of video teleconferencing; and

                  6. Use of Internet web sites, chat rooms and bulletin boards.

                                     Review
                  The Compliance Officer shall review the Company's use of electronic communications at regular and frequent intervals to ensure the following:

                  1. Notice - that electronic notifications to clients are sent in a timely manner and are adequate to properly convey the message;

                  2. Access - that clients who are provided with information electronically are also given access to the same information as would be available to them in paper form;
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                  3.       Evidence to Show Delivery - that procedures ensure
                           that delivery obligations are met when using electronic mail, including the obtaining of the client's informed consent;

                  4. Security - that reasonable precautions have been taken to ensure the integrity, confidentiality and security of information sent through electronic means and that such precautions have been tailored to the medium used; and

                  5. Consent - that prior to sending personal financial information electronically, the Company has obtained the informed consent of the recipient (unless responding to a request for information made electronically).

                  The Compliance Officer shall also periodically review all applicable SEC releases to ensure that the Company's procedures regarding the use of electronic media comply with SEC requirements.

                        Advertising and Sales Literature
                  Where an electronic medium is used to disseminate advertisements for the Company's services or other information that is not subject to a delivery requirement, it will be subject to the same requirements that apply to such communications made in paper form.

                             Disclosure Information
                  The Company may deliver the following disclosure information to clients, using electronic formats approved by the Company:

                  1.       The Company's disclosure brochure (Rule 204-3);

                  2. The client's consent to assignment of an advisory contract under Section 205(a)(2);

                  3. Disclosure and client consent for principal transactions under Section 206(3);

                  4. Disclosure and client consent for agency cross transactions under Rule 206(3)-2;

                  5.       Disclosure of performance fees (Rule 205-3); and

                  6. Such other types of disclosure information as permitted by current laws, rules and regulations.

                             Internet Communications
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                  1.       Responsibility
                           The Compliance Officer shall ensure that the Company's use of the Internet, the World Wide Web, and similar proprietary or common carrier electronic systems (collectively, the "Internet") to distribute information on available products and services, shall comply with all applicable federal and state laws, rules and regulations. The information and procedures contained within this section should be used as a general guideline for reviewing the Company's Internet related business practices.

                  2.       Requirements
                           At a minimum, all information distributed via the Internet must meet the following requirements:

                           (a)      Disclosures
                                    Internet communications must contain the following disclosures:

                                    (i)      "The Company only transacts
                                             business in states where it is
                                             properly registered, or excluded or
                                             exempted from registration
                                             requirements";

                                    (ii)     "Follow-up and individualized
                                             responses to persons that involve
                                             either the effecting or attempting
                                             to effect transactions in
                                             securities, or the rendering of
                                             personalized investment advice for
                                             compensation, as the case may be,
                                             will not be made absent compliance
                                             with state investment adviser and
                                             investment adviser representative
                                             registration requirements, or an
                                             applicable exemption or exclusion";
                                             and

                                    (iii)    If an IAR is identified in the
                                             communication, the nature of the
                                             IAR's affiliation with the Company
                                             must be prominently disclosed.

                           (b)      Firewalls
                                    Adequate firewalls must be in place to
                                    ensure that, prior to any direct follow-up
                                    communication being effected with
                                    prospective clients in a particular state,
                                    the Company has first registered in that
                                    state or has otherwise qualified for an
                                    exemption or exclusion from such
                                    requirement.
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                           (c)      Information
                                    Internet communications must not be used to attempt to effect any transaction in securities, or to render personalized investment advice for compensation in any state in which the Company is not properly registered.

                           (d)      Approval
                                    All Internet communications concerning the
                                    Company's advisory services must be approved by the Compliance Officer prior to use.


                     Client Advisory Agreements and Accounts

                                  Introduction
                  This section sets forth the Company's procedures for preparing investment advisory agreements, maintaining and delivering the required disclosure document and describes what constitutes custody of client assets under the provisions of the Advisers Act. Nothing in the Advisers Act relieves the Company or IARs from any obligation pursuant to any other federal or state law to disclose any information not specifically required by the Advisers Act.

                         Investment Advisory Agreements

                  1.       General Requirements
                           All advisory agreements must meet, at a minimum, the
following requirements:

                           (a) The agreement must not be assignable without written client consent (certain changes in control of the Company may constitute an assignment);

                           (b) No provision may be used to waive the Company's compliance with the Advisers Act or other applicable regulations;

                           (c) The agreement may not provide the Company with performance fees or other compensation based upon capital appreciation except under certain limited circumstances (e.g. the client must meet certain minimum qualification requirements);
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                           (d)      The agreement must include a signed
                                    acknowledgment by the client of receipt of all disclosure documents; and

                           (e) The agreement must be in writing and signed by both the client and an authorized representative of the Company.

                  2.       Required Disclosures
                           All advisory agreements must include disclosure of the following information:

                           (a)      The Company's fees, including:

                                    (i)      the level of fees and how they are
                                             calculated;

                                    (ii)     when the fees will be paid;

                                    (iii)    how the fees will be calculated for
                                             partial periods;

                                    (iv)     whether the client will be billed
                                             for fees or whether the fees will
                                             be deducted from the account; and

                                    (v)      if performance fees are involved,
                                             how they are structured.

                           (b) The Company's procedures for protecting the confidentially of client information;

                           (c) A description of the type and frequency of reports to be provided to clients;

                           (d)      The addresses for sending notifications;

                           (e)      The procedures and time required to
                                    terminate the agreement;

                           (f) The procedures for fee settlement in the event of termination of the agreement; and

                           (g) The term of the agreement and any renewal requirements.

                  3.       Other Disclosures
                           Where applicable, the following additional
                           disclosures must be provided in advisory agreements:
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                           (a)      If the Company is a partnership, the
                                    agreement must require the Company to notify the client of any changes in membership of the partnership;

                           (b) The degree to which the Company exercises discretionary control over client assets;

                           (c) Limitations the Company may place on its services, such as only offering investment advice and money management services;

                           (d) The existence of any investment guidelines or restrictions on the account;

                           (e)      The Company's use of affiliated
                                    broker-dealers and the inherent conflicts of interest;

                           (f)      The Company's use of any sub-advisers;

                           (g)      How proxy voting responsibility is handled;

                           (h) How investment opportunities are allocated between clients;

                           (i) Whether securities orders will be bundled with those of other clients;

                           (j) Whether the Company will buy, sell, or hold the same securities that are recommended to clients and the Company's procedures for avoiding conflicts of interest;

                           (k) A statement that the Company's services are not exclusive; and

                           (l) The Company's policies regarding the use of soft dollar benefits, if any, generated by trading in client accounts.


                            Custody of Client Assets
                  Rule 206(4)-2 of the Advisers Act sets forth extensive requirements regarding possession or custody of client funds or securities. In addition to the provisions of this rule, many states impose special restrictions or requirements (including capital requirements) regarding custody of client assets. The securities of each client must be segregated, marked in a way to identify the client who owns the securities and held in safekeeping.
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                  1.       Responsibility
                           Where the Company maintains possession or custody of client funds or securities, the Compliance Officer shall ensure compliance with the restrictions and requirements of this section.

                  2.       Definition of Custody
                           The term "custody" is not specifically defined in the Advisers Act. However, the SEC has historically applied a broad standard and has deemed an investment adviser to have custody if it has any direct or indirect access to client assets. Under this standard, the following situations would constitute custody:

                           (a) If the Company holds client securities in bearer form or in the Company's name;

                           (b)      If the Company can sign client checks;

                           (c) If the Company can unilaterally wire funds from a client's account;

                           (d) If the Company receives the proceeds from the sale of client securities; or

                           (e) If an affiliate of the Company holds client funds or securities as an agent of the Company.

                  3.       Requirements
                           Pursuant to Rule 206(4)-2, the Company cannot take any action regarding a client's assets within the Company's custody unless it satisfies the following:

                           (a) All securities are segregated, marked to identify the client and held in safekeeping;

                           (b) All funds are deposited in one (1) or more bank accounts that contain only client funds;

                           (c) The Company must notify the client in writing as to where the client's assets are held;

                           (d) The Company must send the client, at least quarterly, an itemized statement of the client's securities and funds held in the Company's custody; and
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                           (e)      All funds are verified, at least annually,
                                    by an independent public accountant in a surprise audit.

                  4.       Constructive Custody

                           Direct Billing
                           The Company is deemed to have custody of client funds if it sends the bills for its services directly to a custodian who automatically pays the Company. In order to avoid the requirements resulting from having custody in this situation, the following procedures must be followed:

(a) The client must provide written authorization permitting the fees to be paid directly from the client's account held by the independent custodian. The written authorization must disclose to the client that it is the client's responsibility to verify the accuracy of the fee calculation and that the custodian will not determine whether the fee is properly calculated;

(b) The Company must send the bill to both the client (or an independent representative) and the custodian at the same time;

(c) The bill must show the amount of the fee, the value of the client's assets on which the fee was based, and the specific manner in which the fee was calculated; and

(d) The custodian must agree to send to the client (or independent representative) a statement, at least quarterly, indicating all amounts disbursed from the account including the amount of advisory fees paid directly to the Company.


                  5. In the event the Company or an affiliate acts as a general partner of a private investment partnership, the Compliance Officer should review the various procedures and requirements (including appropriate custodial agreements) to ensure that the general partner is not deemed to have "custody" of partnership assets.


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                                Performance Fees

                  1.       Permitted Use
                           Section 205(a)(i) of the Advisers Act prohibits an adviser from receiving compensation that is based on the realized and unrealized appreciation on a client's account. Nonetheless, performance fees are permitted under certain circumstances as described in Rule 205-3 of the Advisers Act. Such circumstances include:


                           (a)      Qualified Clients
                                    Rule 205-3 of the Advisers Act provides an exemption from the performance fee prohibition that permits the Company to enter into an investment advisory agreement that provides for the payment of a performance fee with persons who are "qualified clients." A qualified client is defined, in part, to include:

                                    (i)     Any person whose individual net
                                            worth, combined with that of their
                                            spouse, exceeds $1.5 million at the
                                            time of entering into the advisory
                                            agreement;

                                    (ii)     Any person with at least $750,000
                                             under the Company's management;

                                    (iii)    Certain "knowledgeable employees"
                                             of the Company, as defined by Rule
                                             205-3, including executive
                                             officers, directors, trustees,
                                             general partners, or persons
                                             serving in a similar capacity, as
                                             well as certain other employees who
                                             participate in investment
                                             activities and have performed such
                                             functions for at least 12 months;

                                    (iv)     A "Qualified Purchaser" as defined
                                             in Section 2(a)(51)(A) of the
                                             Company Act; and

                                    (v)      A business development company fee
                                             if:
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                                            (1)      The fee does not exceed
                                                     twenty percent (20%) of
                                                     realized capital gains over
                                                     a specific period;

                                            (2)      The fee is computed net of
                                                     all realized capital losses
                                                     and unrealized capital
                                                     depreciation; and

                                            (3)      The business development
                                                     company is in compliance
                                                     with other terms as
                                                     described in Section
                                                     205(b)(3) of the Advisers
                                                     Act.

                           (b)      Transition Rule
                                    Where the Company has a performance fee
                                    arrangement with a client that existed prior to August 20, 1998 and the client is qualified under the former requirements of Rule 205-3 ($500,000 under the Company's management or net worth of more than $1,000,000), but not under the current requirements, then such performance fee arrangement may be continued with the client, so long as the client continues to meet the previous requirements of Rule 205-3.

                           (c)      Qualified Purchasers
                                    Rule 205-3 of the Advisers Act permits the use of performance fee advisory contracts with certain "qualified purchasers", who are defined under Section 2(a) of the Company Act as:

                                    (i)     Individual investors (including the
                                            investor's spouse) who own not less
                                            than $5 million in investments;

                                    (ii)    Clients who are not U.S. citizens;

                                    (iii)   Certain companies that own not less
                                            than $5 million in investments;

                                    (iv)     Certain estates, trusts, charitable
                                             organizations, and foundations
                                             established by investors or
                                             companies owning not less than $5
                                             million in investments; or
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                                    (v)      Any person who, acting for his or
                                             her own account or for the account
                                             of other qualified purchasers, owns
                                             or invests on a discretionary
                                             basis, not less than $25 million.

                           (d)      "Look Through" Requirement

                                    (i)      Rule 205-3 provides that with
                                             respect to corporate entities (e.g.
                                             corporations, limited liability
                                             company and limited partnership)
                                             who receive advisory services and
                                             have entered into a performance fee
                                             arrangement with a registered
                                             investment adviser, the adviser
                                             must "look through" the corporate
                                             entity to determine whether each
                                             equity owner of the corporate
                                             entity would be deemed a qualified
                                             client. The rule requires that each
                                             "tier" of a multi-owned entity be
                                             examined in this manner.

                                    (ii)     For example, if a corporation
                                             meeting the above criteria seeks to
                                             enter into a performance fee
                                             contract, and is owned by several
                                             shareholders, the Company must
                                             ascertain that each of the
                                             shareholders satisfies the
                                             requirements as a qualified client
                                             under Rule 205-3.

                  2.       Disclosure
                           Rule 205-3 only requires that clients meet the prescribed eligibility tests. Fiduciary obligations, however, require that the Company deal fairly with its clients and make full and fair disclosure of its compensation arrangements. This obligation includes full disclosure of all material information regarding the performance fee arrangement as well as the material conflicts of interest posed by the arrangement. For example, a performance fee arrangement may create incentive for the Company to engage in more speculative types of transactions, and may permit the Company to receive payment based on unrealized gains.


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                     Principal and Agency Cross Transactions

                                  Introduction
                  Pursuant to Section 206(3) of the Advisers Act, in general, the Company, acting as principal for its own account cannot knowingly buy securities from or sell any securities to a client, or as a broker for someone other than such client knowingly effect the sale of securities to or purchase of securities from such client, unless the Company discloses its capacity to the client in writing, prior to the transaction, and the client has given his written consent.

                  The Compliance Officer should review all transactions with advisory clients that involve either a principal or an agency cross transaction, to ensure that such transactions are in the best interests of the clients and that the Company has made appropriate disclosure to the client(s) on Items 8, 9, and 13 of Part II of Form ADV. Principal or agency cross transactions should be permitted only if the Company:

                  1. Makes written disclosure to the client of the capacity in which it is acting; and

                  2. Obtains the client's written consent to the transaction prior to the settlement of the transaction.


                             Principal Transactions

                  1.       Definition
                           A principal transaction occurs when the Company buys or sells securities from its account to or from an account of an advisory client.

                  2.       Disclosure
                           The disclosure and consent requirements for principal transactions must be satisfied in conjunction with, and prior to, each principal transaction. The disclosure and consent requirements may be satisfied by the use of electronic media. A blanket consent agreement signed at the beginning of an advisory relationship will not be sufficient to satisfy these requirements.

                           The following information must be disclosed to advisory clients:
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                           (a)      The purchase price for any security to be
                                    sold to an advisory client; and

                           (b)      The best price that the security is
                                    available from another source, if more
                                    favorable.

                           Agency Cross Transactions

                  1.       Definition
                           An agency cross transaction occurs when the Company is registered as both a broker-dealer and an investment adviser and acts as broker-dealer to advisory clients in transactions with non-advisory clients. An agency cross transaction may result in a better price and/or lower transaction costs for the advisory client.

                  2.       Requirements
                            Agency cross transactions are permitted if:

                           (a) The clients have granted prior written authority to the Company to engage in agency cross transactions;

                           (b) The Company has disclosed to the clients in writing its capacity in the transaction and any conflicts of interest;

                           (c)      The transaction is confirmed in writing;

                           (d) The Company provides its clients with an annual summary of agency cross transactions;

                           (e) All client statements disclose that the client may provide written notice at any time to terminate the agency cross transaction authority; and

                           (f) No transaction is effected in which the Company recommended the transaction to both the client selling the securities and the client purchasing the securities.

                  3.       Confirmations
                           Pursuant to Rule 206(3)-2 of the Advisers Act, all agency cross transactions must be confirmed to the clients in writing, at or before the completion of the transaction. Confirmations must include the following information:
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                           (a)      The date of the transaction;

                           (b) The source and amount of the Company's compensation;

                           (c)      The nature of the transaction; and

                           (d)      An offer to supply the time of the
                                    transaction, if requested.

                  4.       Annual Summary
                           The Company will provide clients with an annual summary of their agency cross transactions. This summary must include:

                           (a)      A description of all agency cross
                                    transactions involving the client;

                           (b)      The total number of agency cross
                                    transactions involving the client;

                           (c)      The total amount of the Company's
                                    compensation relating to such transactions;
                                    and

                           (d) A notification that the client may revoke their agency cross transaction authorization at any time.

                             Broker-Dealer Exception
                  Rule 206(3) states that this rule "shall not apply to any transaction with a client of a broker or dealer if such broker or dealer is acting as an investment adviser in relation to such transaction."


                         Trading/Prohibited Transactions


                                  Prohibitions
                  The Company, its Employees and all persons associated with the Company are prohibited from:

                  1. Employing any device, scheme, or artifice to defraud any client or prospective client;

                  2. Engaging in any transaction, practice or course of business that operates as a fraud or deceit upon any client or prospective client;
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                  3.       Engaging in any act, practice or course of business
                           that is fraudulent, deceptive or manipulative;

                  4. Directly or indirectly acquiring any beneficial interest in securities of an Initial Public Offering
                           (IPO) or private placement, in which the Company is allocated shares in, without prior written approval from the Compliance Officer;

                  5. Acting as a principal for its own account, or acting as broker for another person; except in compliance with Section XIV of this Compliance Manual entitled "Personal Securities Transaction"; or

                  6. Knowingly selling from its own account any security to an advisory client or buying for its own account any security from an advisory client without first disclosing in writing its capacity in the transaction and obtaining the client's written consent to the transaction.

                                Trade Allocation
                  The Advisers Act imposes on investment advisers an affirmative duty to act in good faith for the benefit of their clients. The Company may not engage in a practice of generally favoring some clients over others (e.g. allocating hot IPOs to performance based fee clients over management based fee clients). Further, the Company may not allocate trades in a manner that gives its own accounts more favorable treatment than a client's account. The Company must utilize an established formula for allocating securities, including IPOs and private placements, and/or recommendations among clients. The formula must provide a fair and equitable basis for allocations and be consistently applied to all clients. Prior to the allocation of securities by the Company, the Company will determine if a client's investment objectives and suitability requirements qualify the client for participation in purchasing a specific security, IPO or private placement. If the client qualifies for participation in the purchase of a specific security, IPO or private placement the Company will allocate a certain percentage of the total allocation to each qualified client based upon the following formula:

                           Allocation Formula
                           The formula is based upon dividing the total shares allocated to the Company by the total number of qualified client's and their assets under management. For example, if the total allocation to the Company is 1,000,000 shares and the Company has ten (10) clients that qualify for a percentage of the allocation and each client has a total of $1,000,000 under management with the Company, each client will receive an allocation of 100,000 shares.
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                        Exclusion of the Company from the
                        Definition of Investment Company
                  Pursuant to Rule 3a-4 under the Company Act, in order for the Company to meet the definition of an "investment adviser" and not be classified as an "investment company", the following requirements must be strictly complied with:

                  1. Each client account must be managed on the basis of that client's individual financial situation, investment objectives, and instructions;

                  2. The Company must obtain information from each client that is necessary to manage the client's account individually, including the client's investment objectives;

                  3. The Company must contact the client at least annually to determine whether there have been any changes in the client's financial situation or investment objectives;

                  4. The Company must be reasonably available to consult with clients;

                  5. Each client must have the ability to impose reasonable restrictions on the management of their account;

                  6. Each client must be provided with a quarterly statement containing a description of all activity in the client's account;

                  7. Each client must retain the indicia of ownership of all securities and funds in the account;

                  8. The Company must establish and effect written procedures that are reasonably designed to ensure that each of the conditions specified herein are met;

                  9. If the Company designates a third-party to perform certain obligations under Rule 3a-4 of the Company Act, the Company must obtain from that third-party a written agreement to perform those obligations;

                  10. The Company must maintain and preserve the policies, procedures, agreements and other documents relating to its investment advisory operations; and

                  11. The Company must furnish to the SEC, upon demand, copies of all specified documents.


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                                  Block Trading
                  Block trading is permitted where the following conditions are met:

                  1. All clients must receive equal treatment;

                  2. Written disclosure must be made to clients of the Company's aggregation policies;

                  3. The aggregation policy must include partial fills;

                  4. Exceptions to the aggregation policies must be listed;

                  5. Record-keeping must reflect aggregation;

                  6. Client funds cannot be held any longer than is necessary to settle a transaction; and

                  7. The Company may not receive any additional compensation.

                           NASD Hot Issue Restrictions
                  Employees and IARs of the Company who are also registered representatives of a broker/dealer are required to comply with NASD Hot Issue Restrictions (also called "Free Riding" and "Withholding" rules). These restrictions prohibit those individuals from selling shares of a hot issue to affiliates, related persons, or senior officers of financial institutions. The hot issue restrictions apply to the Company's senior officers and associated persons who have a beneficial interest in any client account.

                  In the event the Company or an affiliate acts as a general partner of a private investment partnership, the hot issue restrictions limit the ability of certain partners who qualify as restricted persons from participating in the partnership's hot issue investments. Before the Company invests in any hot issues on behalf of its clients, the Compliance Officer should review the transaction to ensure Compliance with NASD's hot issue rules.


                              Soft Dollar Practices

                  1.       Definition
                           The term "soft dollars" is generally used to describe a transaction in which a broker-dealer provides the Company with research or other services or products in return for commission dollars paid for executing transactions rather than charging a separate fee for the research, services or products.
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                           (a)      Soft Dollar Transaction
                                    A typical soft dollar transaction is
                                    structured as follows:

                                    (i)     An investor gives funds to the
                                            Company to invest on such investor's
                                            behalf and the Company directs a
                                            broker-dealer to execute trades;

                                    (ii)    The broker-dealer may charge a
                                            higher commission or, in some cases,
                                            the Company may agree to direct a
                                            high volume of transactions to the
                                            broker-dealer at a normal commission
                                            rate; and

                                    (iii)   The broker-dealer, in addition to
                                            executing the transaction, provides
                                            the Company with goods and services
                                            to be utilized by the money manager.

                  2.       Directed Brokerage
                           Clients may direct the Company to execute their securities transactions for their account through certain broker-dealers in return for research, performance evaluation, administrative services, master trustee services, discounted commissions or cash rebates. Ordinarily, in a directed brokerage relationship, these benefits will be provided directly to the client account.

                  3.       Conflict of Interest
                           The relationship with brokerage firms that provide soft dollar services to the Company influences the Company's judgment in allocating brokerage business and creates a conflict of interest in using the services of those broker-dealers to execute brokerage transactions. It is anticipated that brokerage commissions paid to those firms, however, should not differ materially from and are not materially higher than the commissions are paid to other firms for comparable services.

                  3.       Section 28(e) Safe Harbor Provisions
                           Section 28(e) provides a safe harbor for persons who exercise investment discretion over accounts to pay for research and brokerage services with commission dollars generated by account transactions. Section 28(e) requires the Company to make a good faith

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                           determination that the value of research and
                           brokerage services is reasonable in relation to the amount of commissions paid. In determining if something is research, thus falling within the safe harbor provisions, the controlling principle is whether it provides lawful and appropriate assistance to the money manager in the performance of his investment decision-making responsibilities. When there is mixed use of research and non-research, the Company should make a reasonable allocation of the cost of the product according to its use. The portion that is used by the Company in a non-research capacity is outside the safe harbor section. The Company must disclose all soft dollar arrangements on its Form ADV. The Company must keep adequate books and records regarding allocations of soft dollars in order to establish the required good faith.


                           (a)      Basic Elements of the Safe Harbor
                                    As set forth below, Section 28(e) has
                                    several elements. Failure to comply with any of these elements would eliminate the safe harbor provided by Section 28(e) and subject the soft dollar arrangement to regulation under applicable laws (e.g. best execution). These elements include:

                                    (i) The services or products paid for with soft dollars must be "brokerage" or "research" related;

                                    (ii) The manager must make a good faith
                                    determination of the value of the services or products provided;

                                    (iii) The brokerage services or research products must be provided by the broker-dealer;

                                    (iv) The manager must exercise investment discretion over client assets;

                                    (v) The soft dollars must be generated in connection with securities transactions; and

                                    (vi) The securities transactions must be
                                    executed on an agency basis.
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                           (b)      Use of Soft Dollars Outside of the Safe
                                    Harbor Soft dollar arrangements may be
                                    entered into even if the products and
                                    services received are outside of the safe harbor of Section 28(e). In such situations, the Company must "execute securities transactions for clients in such a manner that the client's total cost or proceeds in each transaction is the most favorable under the circumstances." (See SEC Exchange Act Release No. 23170 (April 23, 1986) and Investment Advisers Act Release No 232 (October 16, 1968). In other words, the Company has a fiduciary duty to obtain the "best execution" for the client.

                  4. Additional Soft Dollar Disclosure Obligations Disclosure of soft dollar arrangements, whether or not they fall within the safe harbor of Section 28(e), is required under the Advisers Act. The Advisers Act requires the Company to disclose relationships that create potential conflicts of interest. Disclosure is required of arrangements where a Company receives economic benefits from any non-client (including commissions, equipment or non-research services) in connection with providing investment management services to clients (e.g., all products and services outside of Section 28(e)). This requirement must be satisfied regardless of whether the Company is registered as an investment adviser.

                  5.       Internal Control Procedures
                           The Company will form a Soft Dollar Committee (the "SDC") containing representatives from the compliance department, trading area, investment management staff, information systems and legal department. The Compliance Officer or the SDC Chairperson will serve as the control point for all decisions relating to commission allocations and soft dollars.


                           (a)      The Compliance Officer or the SDC
                                    Chairperson will meet annually with each
                                    employee to review their responsibilities
                                    regarding engaging in soft dollar
                                    transactions and directed brokerage
                                    arrangements.
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                           (b)      At the beginning of each year the Compliance
                                    Officer or the SDC will establish a "master brokerage allocation" budget. The budget will include a list of all broker-dealers to which the Company plans to give commission business in that calendar year. Additionally it will list targeted commission per broker (in percentage or dollar terms) and the purpose for such allocation.

                                    Purpose of broker allocation categories may include:

                                    (i) Proprietary research;

                                    (ii) Third-party soft dollars arrangements;

                                    (iii) Underwritings;

                                    (iv) Client direction; and

                                    (v) Execution capability.


                           (c) On a semi-annual basis, the Compliance Officer or the SDC will examine the Company's business relationships with all broker-dealers over the past quarter and prepare an inventory in the form of a "Soft Dollar Chart" (the "chart") of all research services received from all broker-dealers with whom the Company has done business. This chart will serve as a "control" for the items listed in item "b" above.

                           (d) On a semi-annual basis, the Compliance Officer or the SDC will interview all portfolio managers, traders and analysts regarding their use of the products and services listed on the chart. The interview will solicit the views of these individuals as to which arrangements should be continued, deleted or added. Separate and apart from these interviews, the Compliance Officer or the SDC will evaluate and conclude which particular products and services benefit the firm's clients. After this review, appropriate adjustments to the chart shall be made.


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                           (e)      On a semi-annual basis, the Compliance
                                    Officer or the SDC will review all soft
                                    dollar products and services and categorize each into the following categories:

                                    (i) Research; (ii) Non-Research; and (iii)
                                    Mixed-use.


                           (f) If a product or service is determined to be a mixed-use item, appropriate documentation will be required when making the decision on a reasonable allocation of cost between hard and soft dollars. Adequate records will be maintained to support these allocation decisions.

                           (g) On a semi-annual basis, the Compliance Officer or the SDC will review the Company's Form ADV to determine if all proper "soft dollar" disclosures and/or conflicts of interest, if applicable, are accurately disclosed. These disclosures should list items that are being paid for with soft dollars in as much detail as possible (e.g. Wall Street Journal).

                           (h) The Compliance Officer or the SDC will ensure that written brokerage allocation and soft dollar procedures are maintained and distributed to all appropriate levels of the firm.

                  6.       Reporting Irregularities or Violations
                           Employees should report any soft dollar irregularity or suspicion of any soft dollar irregularity to the Compliance Officer or to the SDC Chairperson. At such time, the Compliance Officer or an appointed SDC member must investigate the report and its seriousness. This process shall be documented and corrective action, if necessary, should be taken. If the irregularity was caused by an intentional act of an Employee, a possible code of ethics violation may have occurred and the firm's disciplinary procedure will go into effect.

                  7.       Request for Reports
                           Semi-annually, the Company will send a soft dollar questionnaire to each broker-dealer with whom it has, or plans to have, a soft dollar arrangement. This

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                           questionnaire will seek to elicit information about
                           the nature of the services provided and the commission rates charged. Assuming the questionnaires are returned to the Company the Compliance Officer or the SDC will reconcile them with the chart and other soft dollar reports. Once reconciled the reports shall be reviewed to make sure that soft dollar arrangements are consistent with criteria established under this section. Particular attention should be paid to the average commission rate paid on soft dollar trades.

                                Error Corrections
                  Errors created in an advisory account must be corrected so as not to harm any client. The goal of error correction is to make the client "whole", regardless of the cost to the Company. If the Company reallocates or corrects an error from one client's account to another, any loss from the error must be absorbed by the Company. Soft dollar arrangements cannot be used to correct errors made by the Company when placing a trade for a client's account.

                                 Best Execution

                  1.       Duty
                           The Company must always seek to obtain best execution of transactions for client accounts. To fulfill this duty, the Company must execute securities transactions for clients in such a manner that the client's total cost or proceeds in each transaction is the most favorable under the circumstances. "Best execution" is determined on a trade-by-trade basis, and should result in the best qualitative execution, not necessarily the best possible commission cost. A key element of the duty of best execution is obtaining the best price at which each security transaction is executed. Best price is considered to be the highest price that a client can sell a security and the lowest price that a client may purchase a security. Other components of best execution are securing low commission rates for clients, as well as the timeliness of having a transaction executed by the broker-dealer. The Company must exercise reasonable diligence in attempting to achieve best execution on behalf of their clients.

                  2.       Review
                           When exercising brokerage discretion, the Company should periodically review, on at least a semi-annual basis, and systematically evaluate the performance of the broker-dealers it selects to handle client transactions.



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                                 USA Patriot Act

                                A. Introduction
                  The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001 (the "Patriot Act") was enacted on October 26, 2001 in response to concerns that the September 11th terrorist attacks in the United States may have been financed through U.S. financial institutions. The Patriot Act is intended to fight international money laundering and block terrorist access to the U.S. financial system. Financial institutions, including the Company, must adopt anti-money laundering procedures in order to be in compliance with the Patriot Act. Willful violations of the Patriot Act can result in severe civil and criminal penalties.


                        B. Anti-Money Laundering Program
                  The Patriot Act requires all "financial institutions" to establish anti-money laundering programs ("AML Program"). Currently, "financial institutions" are defined to include investment companies exempt from the registration requirements of the Investment Company Act of 1940, as amended, such as alternative investment vehicles (e.g. hedge funds, venture capital funds).

                  The minimum requirements of an AML Program include:

                  1. Development of internal policies, procedures and controls which:

                  o are designed to prevent the Company from being used to launder money or finance terrorist activities, including but not limited to achieving compliance with the applicable provisions of the Bank Secrecy Act ("BSA");

                  o designate which of the Company's employees are responsible for the Company's ongoing compliance with the Patriot Act and set forth the responsibilities of such employees in connection with detecting activities indicative of money laundering (i.e.; use of fraudulent checks and unusual wire activity);

                  o establish the procedures for reliance upon a third party's due diligence (as discussed below); and
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                  o        include policies regarding accountholder
                           identification and verification.

                  2. Designation of a compliance officer of the AML Program:

                  o the compliance officer should be competent and knowledgeable in BSA requirements; and

                  o although the Company may designate a separate individual to act as the compliance officer solely in connection with the AML Program, the Company may be better served to designate the Company's Compliance Officer to maintain compliance with the AML Program.

                  3. Ongoing employee training program:

                  o employees of the Company must be trained in BSA requirements relevant to their functions;

                  o training of employees should through in-house or off-site seminars; and

                  o level, frequency and focus of the training should be determined in accordance with the responsibilities of the employees.

                  4. Independent audit function to test AML Program:

                  o the Company must conduct periodic testing of its AML Program to assure proper functioning;

                  o test of AML Program should be conducted by personnel knowledgeable of BSA requirements; and

                  o testing can be done by the Company's employees provided as these employees are not involved in the operation or oversight of the AML Program or by a qualified outside party.

                         C. Verification of Investors' Identification
                  The Patriot Act, in part, seeks to ensure that at the time a person has their assets managed by the Company or is permitted to invest in an alternative investment vehicle whose assets are managed by the Company, sufficient information has been obtained from such person to determine the person's background and source of capital. Thus, to the extent that it is reasonable and practicable, the AML Program must confirm the identity of each new advisory client, as well as the identity of an advisory client providing additional capital and the source of such capital. Further, enhanced due diligence procedures should be implemented for "high risk investors." High risk investors, for example, include persons residing in, or organized in a non-cooperative jurisdiction (e.g. Israel, Lebanon, Egypt) or an advisory client whose assets originate from an account maintained in an offshore bank or bank chartered under the laws of a non-cooperative jurisdiction.
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                  In particular, with regard external policies directed at
                  investors, the AML Program should:

                  o Incorporate a broad policy statement that clearly sets forth the Company's policy against money laundering and its intention not to accept assets from certain prohibited persons;

                  o Describe the procedures that will be followed in complying with the Patriot Act. List each step clearly and in sufficient detail. For example, as part of the verification of an advisory client's identity and background, financial institutions must consult lists, provided by various governmental agencies, of known or suspect terrorists or terrorist organizations and keep records of the information used to verify the advisory client's identity. The AML Program should identify the lists that will be reviewed. The most relevant lists to be reviewed are those maintained by the (1) Office of Foreign Assets Control, available at www.treas.gov/ofac, and (2) Federal Bureau of Investigation, available at www.fbi.gov/mostwant/terrorists/fugitives.htm.

                  o Describe in sufficient detail, the items the Company will request from an advisory client, for both natural persons and corporate entities, in order to confirm the identity and background information of an advisory client. For example, a certified copy of the certificate of incorporation, passports, driver's licenses, and credit reports may be used to confirm information regarding an advisory client's identity and/or background information.

                               D. Reliance on Third Parties Due Diligence
                  The Company may rely on the diligence of a third party that is confirming the identity of new advisory clients and advisory clients providing additional capital. In certain instances, a third party may be processing the subscription documents of investors (e.g. administrator for a private investment vehicle) or a third party may be more capable of verifying the identity of an investor (e.g. fund of funds, insurance company, bank). In order for the Company to rely on a third party's due diligence procedures, the Company must perform its own due diligence on such third party's procedures. Further, the Company should enter into a written agreement with the third party detailing, in part, the allocation of responsibilities. The Company should periodically review the third party's AML Program and make inquiries to confirm the third party's compliance with such AML Program.
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                               E. Employee Training
                  The Company must establish a periodic training program for its employees whose responsibilities are related to compliance with the AML Program. The training programs should be designed to enhance the sensitivity of such persons' role in the AML Program. Further, the Company should document the content and attendance of the training programs.

                               F. Reporting Suspicious Activity
                  The Department of Treasury has been directed to adopt regulations designed to encourage cooperation among financial institutions, regulatory authorities and law enforcement, for the purpose of sharing information about persons and entities believed to be engaged in money laundering activities or terrorist acts. The Patriot Act provides that such sharing generally will not constitute a violation of the privacy provisions of the Gramm-Leach-Bliley Act. Further, the Patriot Act generally provides protection to the Company from potential liability in cases where such financial institutions make voluntary disclosure of suspicious activity to government authorities. Further, the Company may not be required to provide notice to the person who is the subject of the disclosure.


                        Personal Securities Transactions

                                  Introduction
                  The following procedures are designed to assist the Compliance Officer in detecting and preventing abusive sales practices such as "scalping" or "front running" and to highlight potentially abusive "soft dollar" or brokerage arrangements. Rule 204-2 of the Advisers Act generally requires that every investment adviser establish, maintain and enforce written policies and procedures reasonably designed to prevent the misuse of material, nonpublic information by such investment adviser or any person associated with such investment adviser.

                  The Compliance Officer shall maintain current and accurate records of all personal securities transactions of the Company's employees, IARs and associated persons.

                           Record-Keeping Requirements

                  1.       Transaction Record
                           The Compliance Officer shall establish a form or blotter to record personal securities transactions, which must include the following information:

                           (a) The name of the person who effected the transaction and the identity and amount of the security involved;

                           (b) The date and nature of the transaction (purchase or sale);
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                           (c)      The price at which the transaction was
                                    effected; and

                           (d) The name of the broker, dealer or bank where the transaction was effected.

                  2.       Reporting
                           Information regarding personal securities transactions must be reported to the Compliance Officer no more than ten (10) days after the quarter in which the transaction occurred. This requires the reporting of all securities transactions, including listed, unlisted securities, private transactions (including private placements, non-public stock or warrants) and securities that are not custodied (held in certificate) in these personal reports.

                  3.       Disclosure
                           The form or blotter shall contain a statement declaring that the reporting or recording of any transaction shall not be construed as an admission that the Company or its IARs have any direct or indirect beneficial ownership in the security.

                  4.       Exceptions
                           Exceptions to the record-keeping requirements are as follows:

                           (a) Transactions effected in any account over which neither the Company nor its IARs have any direct or indirect influence or control; and

                           (b) Transactions that are direct obligations of the United States government.

                              Other Considerations

                  1.       Review and Approval
                           The Compliance Officer may require that all personal securities transactions be pre-approved in writing, as well as review all personal securities transactions involving the Company and its IARs on a quarterly basis.

                  2.       Acknowledgment
                           The Company requires that all IARs acknowledge in writing that they have reviewed and understand the Company's policy on personal securities transactions.

                  3.       Form ADV
                           The Compliance Officer shall be responsible for properly reporting on Form ADV and implementing the Company's policies regarding "front running" or trading by Company personnel ahead of client transactions.

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                                 Insider Trading

                                  Introduction
                  Section 204-A of the Advisers Act requires investment advisers to establish, maintain and enforce written policies and procedures designed to prevent the misuse of material nonpublic information by its directors, officers and employees.

                  The Compliance Officer shall be responsible for implementing, monitoring and enforcing the Company's policies and procedures against insider trading.

                                   Definitions

                  1.       Insider
                           The term "insider" is broadly defined. It includes officers, directors and employees of the Company. In addition, a person can be a "temporary insider" if they enter into a special confidential relationship in the conduct of the Company's affairs and, as a result, are given access to information solely for the Company's purposes. A temporary insider can include, among others, the Company's attorneys, accountants, consultants, bank lending officers and the employees of such organizations. In addition, the Company may become a temporary insider of a client it advises or for which it performs other services. If a client expects the Company to keep the disclosed non-public information confidential and the relationship implies such a duty, then the Company will be considered an insider.

                  2.       Insider Trading
                           The term "insider trading" is not defined in federal securities laws, but generally is used to refer to the effecting of securities transactions while in possession of material, non-public information (regardless of whether one is an "insider") or to the communication of material, non-public information to others. While the law concerning insider trading is not static, it is generally understood that the law prohibits:

                  (a) Trading by an insider on the basis of material non-public information;

                  (b) Trading by a non-insider (also called a "temporary insider") on the basis of material non-public

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                           information, where the information was either
                           disclosed to the non-insider in violation of an insider's duty to keep the information confidential or was misappropriated; and

                  (c) Communicating material non-public information to others.

                  3.       Material Information
                           The term "material information" is generally defined as information that a reasonable investor would most likely consider important in making their investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities, regardless of whether the information is related directly to their business. Material information includes, but is not limited to: dividend changes; earnings estimates; changes in previously released earnings estimates; significant merger or acquisition proposals or agreements; major litigation; liquidation problems; and extraordinary management developments.

                  4.       Non-Public Information
                           Information is non-public until it has been effectively communicated to the marketplace. For example, information found in a report filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public information.


                     The Company's Policy on Insider Trading
                  All Employees and IARs are prohibited from trading either personally or on behalf of others, on material non-public information or communicating material non-public information to others in violation of Section 204A. The agreement to abide by the written policy of the Company on insider trading must be read and signed by every officer, director, IAR and employee. Covered persons should be instructed to direct any questions regarding the Company's policy on insider trading to the Compliance Officer.

                        Inter-Departmental Communications

                  1.       Review
                           The Compliance Officer shall review all
                           inter-departmental communications involving material, non-public information and shall evidence such review by initialing or signing the communication.
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                  2.       Sharing of Information
                           Inside information is to be communicated only to such employees of the Company who "need to know" such information in the performance of their job responsibilities. When necessary to communicate material, non-public information to an Employee, the Compliance Officer must document the:

                           (a)      Name of the employee with whom the
                                    information was shared;

                           (b)      Employee's position and department;

                           (c)      Date of the communication;

                           (d)      Nature of the communication;

                           (e)      Identity of the security affected; and

                           (f) Name of the person requesting that the information be communicated.

                          Prevention of Insider Trading
                  To prevent insider trading from occurring, the Compliance Officer shall:

                  1. Design an appropriate educational program and provide educational materials to familiarize officers, directors, employees and IARs with the Company's policy;

                  2. Answer questions and inquiries regarding the Company's policy;

                  3. Review the Company's policy on a regular basis and update it as necessary to reflect regulatory and industry changes;

                  4. Resolve issues as to whether information received by an officer, director, employee or IAR constitutes material and non-public information;

                  5. Upon determination that an officer, director, employee, or IAR has possession of material non-public information:

                           (a) Implement measures to prevent dissemination of such information; and

                           (b) Restrict officers, directors, employees and IARs from trading on any affected securities.
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                  6.       If necessary, physically separate the departments,
                           which regularly receive confidential material, including the separation of record keeping and support systems. This is commonly referred to as a "Chinese Wall";

                  7. If necessary, maintain an updated "Watch List" or "Restricted List" in order to monitor and prevent the occurrence of insider trading in certain securities that the Company is prohibited or restricted from trading; and

                  8. Hold meetings with all employees at least annually to review the policy.

                          Detection of Insider Trading
                  In order to detect insider trading, the Compliance Officer shall, on a quarterly basis:

                  1. Review the trading activity reports filed by each officer, director, employee and IAR;

                  2. Submit his or her trading records and other relevant information to another senior manager for review;

                  3. Review the trading activity of accounts managed by the Company;

                  4. Review trading activity involving the Company's own account; and

                  5. Coordinate the review of such reports with other appropriate officers, directors, employees and IARs of the Company.


                              Reports to Management

                  1.       Immediate Report
                           Immediately upon learning of a potential insider trading violation, the Compliance Officer shall prepare a written report to the management of the Company providing full details and recommendations for further action.

                  2.       Annual Report
                           The Compliance Officer shall prepare an annual written report to the management of the Company setting forth the following:

                           (a) A summary of existing procedures to detect and prevent insider trading;
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                           (b)      Full details of any investigation, either
                                    internal or by a regulatory agency, of any suspected insider trading and the results of such investigation;

                           (c) If appropriate, the names of all securities appearing on the Company's "Watch List" and/or "Restricted List" during the previous year, and the status of each such security;

                           (d) An evaluation of the Company's current procedures for monitoring and enforcing its insider trading policy and any recommendations for improvement; and

                           (e) A description of the Company's continuing education program regarding insider trading, including copies of any new materials used since the last report to management.


                            Advertising and Marketing

                                  Introduction
                  The Company's advertising practices are regulated by the SEC under Section 206 of the Advisers Act, which generally prohibits the Company from engaging in fraudulent, deceptive or manipulative activities. The SEC has defined these activities to prohibit certain forms of advertising. The Company is also prohibited from making any untrue statement of a material fact or any statement that is otherwise false or misleading.

                  Although the discussion herein relates to the regulation of advertising by the SEC under the Adviser's Act, the Company may be subject to advertising regulation at the state level in the states in which it is registered or required to register.

                            Definition of Advertising
                  Advertising is defined to include any communication addressed to more than one (1) person, or any notice or announcement in any publication or by radio, television or electronic media which offers securities analysis or reports or offers any investment advisory services regarding securities. This broad definition includes standardized forms, form letters, the Company's brochures or any other materials designed to maintain existing clients or to solicit new clients.


                               Review and Approval
                  The Compliance Officer is responsible for reviewing and approving all advertising material prior to use. The Compliance Officer shall indicate his or her approval by initialing and dating the advertising copy.

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                          Certain Prohibited References
                  It is unlawful for the Company to represent or imply that it has been sponsored, recommended or approved, or that its abilities or qualifications have been passed upon by any federal or state governmental agency.

                  1. Use of the Term "Investment Counsel" The term "investment counsel" may not be used unless:

                           (a) The person's principal business is acting as an investment adviser; and

                           (b) A substantial portion of their business consists of providing "investment supervisory services" as defined on Form ADV.

                  2.       Use of the Designation "RIA"
                           Neither the Company nor any person associated with the Company may use the designation "RIA" after their name as this is deemed to imply a professional designation or governmental approval.

                                  Testimonials

                  1.       General Prohibition
                           Rule 206(4)-1 generally prohibits using
                           advertisements that include testimonials of any kind, including testimonials concerning any advice or service of the Company. There is no prohibition from using any unsolicited articles appearing in independent publications as a marketing tool. If the Company does use such articles, it must provide additional information, which puts the article in perspective, even with other unfavorable articles. Further, the Company should contact the entity which issues the article for approval of use prior to their distribution by the Company due to the laws regulating copyright infringement.

                  2.       Definition
                           While Rule 206(4)-1 does not specifically define the term "testimonial", it generally includes any favorable statement made by a current or former advisory or financial planning client.

                  3.       Exceptions

                           (a)      Third-Party Reports
                                    The Company may use bona fide, unbiased

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                                    third-party reports, even if the Company has
                                    paid the third-party to verify its
                                    performance. Disclosure regarding this
                                    conflict of interest must be made. Further, written consent should be received by the third-party prior to the Company making use of such reports.

                           (b)      Dalbar Ratings
                                    Unless otherwise limited by regulation, the ratings received by the Company in client surveys conducted by Dalbar, Inc., may be used consistent with the SEC's no-action letter on the subject.

                           (c)      Use of Advisory Client List
                                    The Company may include a list of advisory clients in an advertisement, provided that:

                                    (i)     Each client to be named has
                                            consented prior to the Company's use
                                            of their name in the advertisement
                                            and the Company has received such
                                            consent in writing;

                                    (ii)    The Company does not use
                                            performance-based data to determine
                                            which clients to include on the
                                            list;

                                    (iii)   Each list includes a disclaimer to
                                            the effect that "it is not known
                                            whether the listed clients approve
                                            or disapprove of the Company or the
                                            advisory services provided"; and

                                    (iv)    Each list includes disclosure about
                                            the objective criteria used to
                                            determine which clients were
                                            included on the list.

                              Past Recommendations

                  1.       List of Recommendations
                           Advertisements that refer directly or indirectly to past specific recommendations of the Company, shall not be used unless the advertisement sets out or offers to furnish a list of all recommendations made by the Company within at least the prior one-year period. The list must include the following:
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                           (a)      The name of each security recommended;

                           (b)      The date the security was recommended;

                           (c)      Whether the advice was to buy or sell;

                           (d)      The market price at the time the
                                    recommendation was made;

                           (e) The price at which the recommendation was to be acted upon; and

                           (f)      The current market price of the security.

                  2.       Disclosure
                           The following disclosure must appear on the first page of the list of recommendations in typeface at least as large as the largest print used in the text:

                                    "It should not be assumed that
                                    recommendations made in the future will be profitable or will equal the performance of the securities on this list."


                       Use of Graphs, Charts and Formulas

                  1.       Restriction
                           Advertisements must not be written so as to suggest in any way, that any graph, chart, formula or other device offered can, by itself, determine for or guide the investor as to what securities to buy or sell or when to buy or sell them.

                  2.       Disclosure
                           If the advertisement represents that a graph, chart, formula or other device can assist an investor with stock selection or timing decisions, then the advertisement must prominently disclose the limitations and difficulties regarding its use.

                  3.       Charges
                           If a report, analysis or other service is furnished free of charge, the product or service must be entirely free and without any conditions or obligations.


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                             Performance Advertising

                  1.       Use of Performance Data
                           Although the disclosure of performance data is not required as part of an advertisement, if it is in fact used, the information must be presented accurately and fairly.

                  2.       Disclosures

                           (a)      Model or Actual
                                    When including either model or actual
                                    performance data in an advertisement, the following disclosures shall be made:

                                    (i)     The effect of material market or
                                            economic conditions on the results
                                            portrayed;

                                    (ii)    All advisory fees, brokerage
                                            commissions or other client paid
                                            expenses, and the impact of such
                                            fees and expenses on the results
                                            portrayed;

                                    (iii)   The extent to which performance was
                                            influenced by the reinvestment of
                                            dividends;

                                    (iv)    All material conditions, objectives,
                                            and investment strategies used to
                                            obtain the performance advertised,
                                            including all changes during the
                                            time period portrayed;

                                    (v)     The potential for loss where the
                                            potential for profit is also
                                            discussed; and

                                    (vi)    All material facts relevant to the
                                            comparison when comparing model or
                                            actual results to an index.

                           (b)      Model Only
                                    Where only model performance factors are
                                    used, the following disclosures in addition
                                    to those provided in section H(2)(a)
                                    directly above shall also be prominently
                                    made:
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                                    (i)     All limitations inherent in model
                                            results, particularly that such
                                            results do not represent actual
                                            trading;

                                    (ii)    Where applicable, any material
                                            changes in investment strategies or
                                            conditions during the period
                                            portrayed;

                                    (iii)   Where applicable, that some or all
                                            of the strategies reflected in the
                                            model results are not currently
                                            offered by the Company; and

                                    (iv)    Where applicable, that the Company's
                                            clients had actual investment
                                            results which were materially
                                            different from those shown in the
                                            model.

                           (c) Actual Performance Results for Selected Group of Clients Where actual performance results for a selected group of clients is used, in addition to those disclosures provided in section H(2)(a) above, the Company shall disclose the basis on which the selection was made and the effect of this practice on the results shown, if material.

                  3. "Net of Fees" Requirement for Performance Advertising All advertisements must reflect the deduction of advisory fees, brokerage commissions and other client paid expenses, with the following exceptions:

                           (a) Performance results may be calculated without fees paid to a custodian, where the client generally selects and pays the custodian fee.

                           (b) Gross performance results may be used, but only in one-on-one presentations to wealthy individuals (e.g. those individuals who have sufficient assets to justify the cost of one-on-one presentations), pension funds, universities and other institutions, provided that the Company furnishes the following disclosures:

                                    (i)      That the performance results do not
                                             reflect the deduction of fees;
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                                    (ii)    That the client's return will be
                                            reduced by the advisory fees and
                                            other expenses;

                                    (iii)   The Company's fees as shown on the
                                            Company's Form ADV; and

                                    (iv)    An example showing the effect of the
                                            compounded advisory fees over a
                                            number of years on the value of the
                                            client's portfolio.

                  4.       Record Keeping Requirements for Performance
                           Advertising

                           (a)      Responsibility
                                    The Compliance Officer is responsible for maintaining all performance advertising records, including all data supporting the performance figures, in a readily accessible location and in accordance with applicable laws, rules and regulations.

                           (b) Time Frame for Maintaining Advertisement Records At a minimum, all performance advertisements, all documents and supporting records included in the performance figures advertised must be maintained for at least five (5) years from the end of the fiscal year in which the performance advertisement was last published.




                              Use of Hedge Clauses

                  1.       Permitted Use
                           Advertisements, correspondence and other literature generated by the Company may contain hedge clauses or legends that pertain to the reliability and accuracy of the information furnished.

                  2.       Disclosure
                           The following disclosure must be provided when using hedge clauses:

                                    "The information contained herein has been
                                    obtained from sources believed to be
                                    reliable but the accuracy of the information
                                    cannot be guaranteed."
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                  3.       Restrictions
                           Under Section 215 of the Advisers Act, under no circumstances shall any legend, condition, stipulation or provision be written so as to create, in the mind of the client, a belief that the person has given up some or all of their legally entitled rights or protections. Additionally, the Company shall not use any hedge clauses that would seek to relieve the Company from compliance with any securities or advisory laws, rules or regulations.

                      Financial Planning Referral Programs
                  The Company may participate in a financial planner referral program that meets the requirements of the SEC No-Action Letter, Int'l Ass'n for Financial Planning, pub. avail. June 1, 1998, and such program does not violate other applicable regulations of the Advisers Act, including but not limited to Rule 206(4)-3. The Compliance Officer shall coordinate with legal counsel to determine the required conditions and parameters of the Company's participation in any such program.

                  Referral/ Solicitor Fees - Utilizing Third Party Marketers Rule 206(4)-3 of the Advisers Act permits registered investment advisers to pay referral fees to finders and solicitors.

                  The Company may, from time to time, pay referral fees to finders or solicitors for obtaining new advisory clients. The Compliance Officer must review all solicitor fee arrangements to ensure that they comply with the requirements set forth herein and determine whether the solicitation agreement is subject to regulation under state law. The Company may pay a referral fee to persons who solicit advisory clients for the Company, provided that:

                  1. the Company is registered as an investment adviser under the Advisers Act;

                  2. the solicitor has not been convicted of a crime within the previous ten (10) years (felony or misdemeanor), or convicted of any investment-related crimes or subject to an SEC order under Section 203(f) of the Advisers Act; and

                  3. all fees are paid pursuant to a written agreement between the Company and the solicitor (The Compliance Officer should consult with the Company's counsel for further information regarding the details of such an agreement).
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                  4.       the solicitor provide any client who is solicited a
                           copy of the Company's disclosure brochure and receive from the client a signed and dated acknowledgement from the proving receipt of the Company's disclosure brochure.

                           In addition to the disclosure brochure, the solicitor might have to disclose additional information to the client. The required client disclosure depends on the type of solicitation:

                           (a)      Impersonal Services Only - Includes
                                    investment advice not intended to meet the investment objectives or needs of specific individuals or accounts. No specific disclosure is required;

                           (b) Affiliated Solicitor - If the Company is using an affiliated solicitor who is offering personalized advisory services, the nature of the relationship must be disclosed but no disclosure of the specific terms of the agreement is required; or

                           (c) Unaffiliated Solicitor - If the Company is using an unaffiliated solicitor, full disclosure of the relationship must be made in writing including the amount of compensation the solicitor will be paid. In addition, the client must sign a written acknowledgment showing that it received proper disclosure from the solicitor.


                              ERISA Considerations


                                  Introduction
                  The Compliance Officer is responsible for ensuring that the Company complies with all laws, rules and regulations governing its activities under ERISA. The information and procedures contained in this section represent general guidelines to be followed by the Compliance Officer, and are not designed to be all inclusive of ERISA requirements or restrictions.

                  1.       State Registered Advisers
                           On November 10, 1997 an amendment to Title 1 of ERISA allows state-registered advisers to be investment managers to ERISA plans if:
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                           (a)      The adviser is registered in the state in
                                    which it maintains its principal place of business; and

                           (b) The registration form filed with the state is also filed with the Department of Labor or a registration depository within a one-year period beginning November 10, 1997.

                            Definition of ERISA Plan
                  Subject to certain exceptions, an ERISA plan will generally include any qualified retirement plan other than an IRA.

                        Fiduciary Obligations under ERISA

                  1.       Definition of Fiduciary
                           Under ERISA, a fiduciary is any person who exercises discretionary authority or control involving management or disposition of plan assets; renders investment advice for a fee; or, has any discretionary authority or responsibility for the administration of the plan.

                  2.       Fiduciary Obligations A fiduciary under ERISA must:

                           (a)      Act solely in the interest of the
                                    participants and their beneficiaries;

                           (b) Defray the expenses of administration of the plan;

                           (c) Act with the care, skill, prudence and diligence that a prudent man would use in the same situation;

                           (d) Diversify plan investments to reduce the risk of large losses unless it is clearly prudent not to do so; and

                           (e) Act according to the terms of the plan documents, to the extent such documents are consistent with ERISA.

                        Prudent Man Standard ERISA 404(a)
                  Where the Company acts as an adviser to an ERISA plan, it must adhere to the "Prudent Man Standard" which generally requires that an adviser act solely in the interest of the plan using the skill, care, prudence and diligence of a prudent man. The Prudent Man Standard considers the total performance of the entire portfolio rather than the actual performance of any particular investment.
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                            Appropriate Consideration
                  The Prudent Man Standard is deemed satisfied if the Company has given appropriate consideration to the facts and circumstances that it knows, or should know to be relevant, including the role the investment plays in the plan's investment portfolio. This is often referred to as the "prudent expert" rule.

                           Investment Policy Statement

                  1. ERISA plans shall be formulated to include an Investment Policy Statement which:

                           (a) Defines the purpose of the plan;

                           (b)      Describes suitability; and

                           (c)      Establishes risk parameters, return
                                    requirements and portfolio diversification standards.

                  2. The Compliance Officer should be familiar with the Investment Policy Statement of any ERISA plan for which the Company acts as an adviser.

                    Directed Brokerage (Soft Dollar Services)

                  1.       Definition
                           ERISA plan sponsors may direct the Company to execute its securities transactions for the plan through certain broker-dealers in return for research, performance evaluation, administrative services, master trustee services, discounted commissions or cash rebates. This area is also referred to as "soft dollar" arrangements.

                  2.       Requirements
                           ERISA requires the Company and the plan sponsors to act prudently and for a purpose that exclusively benefits the plan's beneficiaries. In addition, to rely on the safe harbor of Section 28(e) of the 1934 Act, the Company must make a good faith determination that the amount of commission is reasonable, given the value of services provided by the broker. See discussion of soft dollar practices in section XIII
                           (F).

                            Use of Affiliated Brokers

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                  1.       Restrictions
                           ERISA prohibits certain transactions between ERISA plans and entities that have specific types of relationships with the plan. Entities in this category are referred to as, "Parties in Interest". For example, if the Company has investment discretion over plan assets, it cannot use the brokerage services of an advisory affiliate unless it qualifies for an exemption from the prohibition.

                  2.       ERISA Exemptions
                           The following conditions must be met in order to qualify for an exemption from the prohibition to use an affiliated broker:

                           (a) The transactions, in aggregate, must not be excessive under the circumstances, either in amount or in frequency;

                           (b) The transaction must be executed pursuant to a written authorization executed by a plan fiduciary who is independent of the adviser or broker;

                           (c) The written authorization must be terminable at will by the plan without penalty; and

                           (d) The affiliated broker must make annual disclosures to the authorizing fiduciary concerning, among other things, the total amount of all charges incurred by the plan that relate to securities transactions.


                        Use of an Affiliated Mutual Fund
                  ERISA rules prohibit the Company from receiving a dual fee. As a result, the Company can only invest in shares of an affiliated mutual fund under certain conditions as outlined in ERISA Prohibited Transaction Exemption 77-4.

                                Performance Fees
                  Performance fees are covered in Sections VII and VIII of this Compliance Manual.

                                  Proxy Voting
                  DOL Interpretive Bulletin 94-2 provides a summary of proxy voting duties for ERISA plan assets. The Compliance Officer should review this Bulletin prior to the Company exercising proxy voting rights in regard to any ERISA plan assets under management.

                           Responding to Tender Offers
                  ERISA does not require the Company to automatically tender shares to capture a premium over market value. Rather, the Company must weigh the offer against the underlying intrinsic value of the subject entity and the likelihood that a higher value will be realized by current management.
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                           ERISA Bonding Requirements

                  1.       Fidelity Bond
                           ERISA Section 412 requires advisers with discretion over plan assets to ensure that a fidelity bond is in place to protect the plan against loss from acts of fraud or dishonesty. If the Company renders investment advice to an ERISA plan, but does not have discretionary authority, it is not required to be bonded solely because it provides investment advice. A fidelity bond is only required where the Company handles funds or other plan property.

                           The Company is required to be bonded if it handles any ERISA accounts, unless the contract includes a provision that the Company be included as a named fiduciary on the plan document, and that a rider be attached to the bond adding the Company as a named fiduciary. Hard copy proof of ERISA bonding is required.

                  2.       Amount and Terms
                           Generally, the bond must be for not less than 10 percent of the funds handled, subject to a minimum of $1,000 and a maximum of $500,000. The fidelity bond cannot have a deductible, and each ERISA plan must be named as an insured party under the bond. Alternatively, if permitted by the ERISA plan employer, the Company should seek to obtain the necessary coverage under the employer's bond.


                                    Dual Fees
                  ERISA rules prohibit an adviser to an ERISA plan from imposing a dual fee. Generally this would prohibit the Company from receiving commissions or mutual fund "trails" from ERISA plan assets where the Company is also receiving an advisory fee. ERISA Prohibited Transaction Exemption 77-4 permits a pension fund adviser to invest ERISA plan assets in an investment company it sponsors only under specific conditions described therein.

                                  Self Dealing
                  ERISA plan fiduciaries are prohibited under Section 406(b) of ERISA from participating in any self dealing transactions. Under this rule, the Company may not, while acting as a fiduciary:

                  1. Handle any transaction involving plan assets for its own account;
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                  2.       Represent any party in any transaction involving plan
                           assets where the party's interests are adverse to the interests of the plan or its beneficiaries; or

                  3. Receive any personal compensation from any party in connection with a transaction involving plan assets.

                             Prohibited Transactions

                  1.       Prohibitions
                           ERISA Section 406(a) discusses certain prohibited transactions between fiduciaries and ERISA plans. Generally, fiduciaries are prohibited from:

                           (a) Engaging in any sale or exchange of assets between a party in interest and the plan;

                           (b) Getting involved in any loan or extension of credit between a party in interest and the plan;

                           (c) Furnishing goods, services, or facilities between a party in interest and the plan; or

                           (d) Transferring of any plan assets to a party in interest.

                  2.       Exemptions
                           ERISA rules recognize certain prohibited transaction exemptions ("PTEs"). Among the most important of the exemptions are:

                           (a)      The Broker-Dealer Exemption
                                    Broker-dealers registered under the Exchange
                                    Act, that give investment advice solely
                                    incidental to their brokerage business and receive no special compensation for their advice, are exempt from the definition of an investment adviser. This exemption applies only to ERISA Section 406(b) transactions described in P(1) above.

                           (b)      The Commissioned Sales Exemption
                                    This exemption permits certain commissioned
                                    sales people (insurance agents, brokers, and
                                    pension consultants) to receive commissions
                                    on security sales to ERISA plans, provided
                                    the specific conditions described in PTE
                                    84-14 are followed;
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                           (c)      The Independent Qualified Professional Asset
                                    Management Exemption This exemption permits certain transactions between parties in interest and an investment fund, provided the conditions described in PTE 84-14 are followed; and

                           (d) The Securities Transactions and Commission Recapture Exemption This exemption only applies to ERISA Section 406(b) transactions ("self dealing") and permits fiduciaries to make securities transactions, collect commissions and make agency cross trades, provided that the provisions of PTE 86-128 are followed.


                                   Complaints


                                  Introduction
                  The Compliance Officer shall be responsible for ensuring that all written and electronically transmitted client complaints are handled in accordance with all applicable laws, rules and regulations and in keeping with the provisions of this section.

                                   Definition
                  The term "complaint" is generally defined as, "any written statement of a client or any person acting on behalf of a client alleging a grievance involving the activities of those persons under the control of the member in connection with the solicitation or execution of any transaction or the disposition of securities or funds of that client."

                          Handling of Client Complaints

                  1.       Representatives and Employees
                           IARs must notify the Compliance Officer immediately upon learning of the existence of a client complaint, and provide the Compliance Officer with all information and documentation in their possession relating to such complaint. IARs are expected to cooperate fully with the Company and with regulatory authorities in the investigation of any client complaint.

                  2.       Review
                           The Company takes all client complaints seriously and the Compliance Officer shall promptly initiate a review of the factual circumstances surrounding any written complaint that has been received, and recommend appropriate action, if any, to the proper officers of the Company in response to the Complaint.
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Generation Capital Management LLC
Compliance Manual
Page 81
                  3.       Record Keeping Requirements
                           The Company shall maintain a separate file for all written and electronically transmitted client complaints in its Main Office, to include the following information:

                           (a)      Identification of each complaint;

                           (b)      The date each complaint was received;

                           (c) Identification of each IAR servicing the account;

                           (d)      A general description of the matter
                                    complained of;

                           (e) Copies of all correspondence involving the complaint; and

                           (e) The written report of the action taken with respect to the complaint.